                                                                    Exhibit 10.5

                                                                  Execution Copy

                          PLEDGE AND SECURITY AGREEMENT

                          Dated as of October 21, 2002


                                      among


                                 FMC Corporation
                                  as a Grantor

                                       and

                               Each Other Grantor
                         From Time to Time Party Hereto


                                       and


                               Citicorp USA, Inc.
                          as Bank Administrative Agent



                           Weil, Gotshal & Manges LLP
                                767 Fifth Avenue
                          New York, New York 10153-0119

                                TABLE OF CONTENTS

                                                                                             Page
                                                                                             ----
Article I.   Defined Terms.....................................................................1

   Section 1.1    Definitions..................................................................1
   Section 1.2    Certain Other Terms..........................................................5

Article II.  Grant of Security Interest........................................................6

   Section 2.1    Bank Collateral..............................................................6
   Section 2.2    Grant of Security Interest in Bank Collateral................................7
   Section 2.3    Cash Collateral Accounts.....................................................7

Article III. Representations and Warranties....................................................8

   Section 3.1    Title; No Other Liens........................................................8
   Section 3.2    Perfection and Priority......................................................8
   Section 3.3    Name; Jurisdiction of Organization; Chief Executive Office...................8
   Section 3.4    Inventory and Equipment......................................................9
   Section 3.5    Pledged Collateral...........................................................9
   Section 3.6    Accounts.....................................................................9
   Section 3.7    Intellectual Property.......................................................10
   Section 3.8    Deposit Accounts; Control Accounts..........................................10

Article IV.  Covenants........................................................................10

   Section 4.1    Generally...................................................................10
   Section 4.2    Maintenance of Perfected Security Interest; Further Documentation...........11
   Section 4.3    Changes in Locations, Name, Etc.............................................11
   Section 4.4    Pledged Collateral..........................................................12
   Section 4.5    Control Accounts; Approved Deposit Accounts.................................13
   Section 4.6    Accounts....................................................................14
   Section 4.7    Delivery of Instruments and Chattel Paper...................................14
   Section 4.8    Intellectual Property.......................................................14
   Section 4.9    Vehicles....................................................................16
   Section 4.10   Payment of Secured Obligations..............................................16
   Section 4.11   Insurance...................................................................16

Article V.   Remedial Provisions..............................................................17

   Section 5.1    Code and Other Remedies.....................................................17
   Section 5.2    Accounts and Payments in Respect of General Intangibles.....................18
   Section 5.3    Pledged Collateral..........................................................19
   Section 5.4    Proceeds to be Turned Over To Bank Administrative Agent.....................20
   Section 5.5    Registration Rights.........................................................20
   Section 5.6    Deficiency..................................................................21

Article VI.  The Bank Administrative Agent....................................................21

   Section6.1     Bank Administrative Agent's Appointment as Attorney-in-Fact.................21
   Section6.2     Duty of Bank Administrative Agent...........................................23
   Section6.3     Execution of Financing Statements...........................................23
   Section6.4     Authority of Bank Administrative Agent......................................23

Article VII. Miscellaneous....................................................................23

   Section 7.1    Amendments in Writing.......................................................23

                                TABLE OF CONTENTS
                                   (continued)

                                                                                             Page
                                                                                             ----
   Section 7.2    Notices.....................................................................24
   Section 7.3    No Waiver by Course of Conduct; Cumulative Remedies.........................24
   Section 7.4    Successors and Assigns......................................................24
   Section 7.5    Counterparts................................................................24
   Section 7.6    Severability................................................................24
   Section 7.7    Section Headings............................................................25
   Section 7.8    Entire Agreement............................................................25
   Section 7.9    Governing Law...............................................................25
   Section 7.10   Additional Grantors.........................................................25
   Section 7.11   Release of Collateral.......................................................25
   Section 7.12   Reinstatement...............................................................26

                                TABLE OF CONTENTS
                                   (continued)

                              Annexes and Schedules

                 Annex 1      Form of Deposit Account Control Agreement
                 Annex 2      Form of Control Account Agreement
                 Annex 3      Form of Pledge Amendment
                 Annex 4      Form of Joinder Agreement
                 Annex 5      Form of Short Form Copyright Security Agreement
                 Annex 6      Form of Short Form Patent Security Agreement
                 Annex 7      Form of Short Form Trademark Security Agreement

                 Schedule 1   State of Incorporation; Principal Executive Office
                 Schedule 2   Pledged Collateral
                 Schedule 3   Filings
                 Schedule 4   Location of Inventory and Equipment
                 Schedule 5   Intellectual Property
                 Schedule 6   Bank Accounts; Control Accounts
                 Schedule 7   Commercial Tort Claims
                 Schedule 8   Existing Letters of Credit
                 Schedule 9   Principal Properties

          Pledge and Security Agreement, dated as of October 21, 2002, by FMC Corporation (the "Borrower") and each of the other entities listed on the signature pages hereof or that becomes a party hereto pursuant to Section 7.10 (Additional Grantors) (each a "Grantor" and, collectively, the "Grantors"), in favor of Citicorp USA, Inc. ("CUSA"), as collateral agent for the Secured Parties (as defined below) (in such capacity, the "Bank Administrative Agent").

                              W i t n e s s e t h:

          Whereas, pursuant to the Credit Agreement, dated as of October 21, 2002 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lenders and Issuers party thereto and CUSA, as administrative agent for the Lenders and Issuers, the Lenders and the Issuers have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

          Whereas, pursuant to the letter of credit agreement dated as of October 21, 2002 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "L/C Agreement", together with the Credit Agreement, the "Credit Facilities"), among the Borrower, Citibank, N.A. and Bank of America, N.A. (collectively, the "L/C Issuers"), the L/C Issuers have severally agreed to issue letters of credit for the account of the Borrower upon the terms and subject to the conditions set forth therein;

          Whereas, pursuant to the respective terms of (i) each of the Foreign Credit Lines and (ii) certain Hedging Contracts and Cash Management Obligations that are otherwise guaranteed by FMC (the "Foreign Facilities" and together with the Foreign Credit Lines, the "Foreign Loans"), each of the Foreign Lenders has agreed to make extensions of credit to the applicable Foreign Borrowers upon the terms and subject to the conditions set forth in the documentation with respect to each applicable Foreign Loan (together with all appendices, exhibits and schedules thereto and as the same may be amended, restated, supplemented or otherwise modified from time to time, collectively, the "Foreign Loan Documents");

          Whereas, pursuant to the Guaranty Agreement dated as of September 14, 2000 by the Borrower in favor of Astaris LLC, each of the financial institutions party thereto as lenders (the "Astaris Lenders") and the Bank of America, N.A. (the "Astaris Agreement" and, together with the Loan Documents, the Foreign Loan Documents and the L/C Agreement, the "Credit Documents"), the Borrower has agreed to make the Astaris Secured Payments for the benefit of the Astaris Lenders and Bank of America, N.A.;

          Whereas, pursuant to the Parent Guaranty dated as of October 21, 2002, the Borrower has guaranteed the Foreign Loans (the "Parent Guaranty");

          Whereas, the Grantors other than the Borrower are party to the U.S. Subsidiary Guaranty dated as of October 21, 2002 (the "U.S. Subsidiary Guaranty") pursuant to which they have guaranteed the Guaranteed Obligations (as defined in the U.S. Subsidiary Guaranty);

          Whereas, the Existing L/C Issuers (as defined below) have issued for the benefit of the Borrower and its Subsidiaries the letters of credit described on Schedule 8 (Existing Letters of Credit) (collectively, the "Existing L/Cs"), and the Borrower has agreed to grant the Existing L/C Issuers a first priority security interest in the Restricted Cash Collateral Account (as defined below); and

                                                   Pledge and Security Agreement
                                                                 FMC Corporation

          Whereas, a condition precedent to the obligation of the Lenders, the Issuers and the L/C Issuers to make their respective extensions of credit to the Borrower under the Credit Facilities is that the Grantors shall have executed and delivered this Agreement to the Bank Administrative Agent;

          Now, Therefore, in consideration of the premises and to induce the Lenders, the Issuers and the L/C Issuers to enter into the Credit Facilities and to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Bank Administrative Agent as follows:

     ARTICLE I. Defined Terms

          Section 1.1 Definitions

          (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein have the meanings given to them in the Credit Agreement.

          (b) Terms used herein that are defined in the UCC have the meanings given to them in the UCC, including the following terms (which are capitalized herein):

          "Account Debtor"
          "Accounts"
          "Chattel Paper"
          "Commercial Tort Claim"
          "Commodity Account"
          "Commodity Intermediary"
          "Deposit Account"
          "Documents"
          "Entitlement Holder"
          "Entitlement Order"
          "Equipment"
          "Financial Asset"
          "General Intangibles"
          "Instruments"
          "Inventory"
          "Investment Property"
          "Letter-of-Credit Right"
          "Proceeds"
          "Securities Account"
          "Securities Intermediary"
          "Security"
          "Security Entitlement"

          (c) The following terms shall have the following meanings:

          "Additional Pledged Collateral" means all shares of, limited or general partnership interests in, and limited liability company interests in, and all securities convertible into, and warrants, options and other rights to purchase or otherwise acquire, stock of, either (i) any Person that, after the date of this Agreement, as a result of any occurrence, becomes a direct Subsidiary of any Grantor or (ii) any issuer of Pledged Stock, any Partnership or any LLC

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                                                   Pledge and Security Agreement
                                                                 FMC Corporation

that are acquired by any Grantor after the date hereof; all certificates or other instruments representing any of the foregoing; all Security Entitlements of any Grantor in respect of any of the foregoing; all additional indebtedness from time to time owed to any Grantor by any obligor on the Pledged Notes and the instruments evidencing such indebtedness; and all interest, cash, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any of the foregoing in each case other than the stock or membership interests in any Restricted Subsidiary (as defined in the Existing Indentures) that owns any Principal Property. Additional Pledged Collateral may be General Intangibles or Investment Property .

          "Agreement" means this Pledge and Security Agreement.

          "Approved Deposit Account" means a Deposit Account that is the subject of an effective Deposit Account Control Agreement and that is maintained by any Grantor with a Deposit Account Bank. "Approved Deposit Account" includes all monies on deposit in a Deposit Account and all certificates and instruments, if any, representing or evidencing such Deposit Account.

          "Approved Securities Intermediary" means a Securities Intermediary or Commodity Intermediary selected or approved by the Bank Administrative Agent and with respect to which a Grantor has delivered to the Bank Administrative Agent an executed Control Account Agreement.

          "Astaris Agreement" has the meaning specified in the recitals to this Agreement.

          "Bank Collateral" has the meaning specified in Section 2.1 (Bank Collateral).

          "Cash Collateral Account" means any Deposit Account or Securities Account established by the Bank Administrative Agent as provided in Section 2.3 (Cash Collateral Accounts) in which cash and Cash Equivalents may from time to time be on deposit or held therein as provided in Section 5.2 (Accounts and Payments in Respect of General Intangibles) or 5.4 (Proceeds to be Turned Over To Bank Administrative Agent) or the Credit Agreement.

          "Cash Management Obligations" means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of such Person in respect of cash management services (including treasury, depository, overdraft, credit or debit card, electronic funds transfer and other cash management arrangements) provided by the Bank Administrative Agent, any Lender or any affiliate of any of them, including obligations for the payment of fees, interest, charges, expenses, attorneys' fees and disbursements in connection therewith.

          "Control Account" means a Securities Account or Commodity Account that is subject of an effective Control Account Agreement and that is maintained by any Grantor with an Approved Securities Intermediary. "Control Account" includes all Financial Assets held in a Securities Account or a Commodity Account and all certificates and instruments, if any, representing or evidencing the Financial Assets contained therein.

          "Control Account Agreement" means a letter agreement, substantially in the form of Annex 2 (Form of Control Account Agreement) (with such changes as may be agreed to by the Bank Administrative Agent), executed by the relevant Grantor, the Bank Administrative Agent and the relevant Approved Securities Intermediary.

                                                   Pledge and Security Agreement
                                                                 FMC Corporation

          "Copyright Licenses" means any written agreement naming any Grantor as licensor or licensee granting any right under any Copyright, including the grant of any right to copy, publicly perform, create derivative works, manufacture, distribute, exploit or sell materials derived from any Copyright.

          "Copyrights" means (a) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office or in any foreign counterparts thereof, and (b) the right to obtain all renewals thereof.

          "Credit Documents" has the meaning specified in the recitals to this Agreement.

          "Credit Facilities" has the meaning specified in the recitals to this Agreement.

          "Deposit Account Bank" means a financial institution selected or approved by the Bank Administrative Agent and with respect to which a Grantor has delivered to the Bank Administrative Agent an executed Deposit Account Control Agreement.

          "Deposit Account Control Agreement" means a letter agreement, substantially in the form of Annex 1 (Form of Deposit Account Control Agreement) (with such changes as may be agreed to by the Bank Administrative Agent), or in such other form acceptable to the Bank Administrative Agent, executed by the Grantor, the Bank Administrative Agent and the relevant Deposit Account Bank.

          "Excluded Equipment" means all equipment of the Borrower located on a Principal Property.

          "Existing Indentures" means, collectively, the 1992 Indenture and the 1996 Indenture.

          "Existing L/C Issuers" means, collectively, the issuers under the Existing L/Cs.

          "Existing L/C Obligations" means, at any time, the aggregate of all liabilities at such time of the Borrower and its Subsidiaries to the Existing L/C Issuers with respect to the Existing L/Cs, whether or not such liability is contingent.

          "Existing L/Cs" has the meaning specified in the recitals to this Agreement.

          "Foreign Facilities" has the meaning specified in the recitals to this Agreement.

          "Foreign Lenders" has the meaning specified in the Parent Guaranty.

          "Foreign Loans" has the meaning specified in the recitals to this Agreement.

          "Foreign Loan Documents" has the meaning specified in the recitals to this Agreement.

                                                   Pledge and Security Agreement
                                                                 FMC Corporation

          "Intellectual Property" means, collectively, all rights, priorities and privileges of any Grantor, whether arising under United States, multinational or foreign laws or otherwise, relating to all Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, Trademark Licenses and trade secrets of such Grantor, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

          "Intercompany Note" means any promissory note evidencing loans made by any Grantor to any of its Subsidiaries or another Grantor.

          "L/C Agreement" has the meaning specified in the recitals to this Agreement.

          "L/C Issuer" has the meaning specified in the recitals to this Agreement.

          "LLC" means each limited liability company in which a Grantor has an interest (other than a Principal Subsidiary), including those set forth on
Schedule 2 (Pledged Collateral).

          "LLC Agreement" means each operating agreement with respect to an LLC, as each agreement has heretofore been, and may hereafter be, amended, restated, supplemented or otherwise modified from time to time.

          "Material Intellectual Property" means Intellectual Property owned by or licensed to a Grantor and which an outside investor would deem, in its reasonable judgment, material to the business of the Borrower and its Subsidiaries taken as a whole.

          "Parent Guaranty" has the meaning specified in the recitals to this Agreement.

          "Partnership" means each partnership in which a Grantor has an interest (other than a Principal Subsidiary), including those set forth on
Schedule 2 (Pledged Collateral).

          "Partnership Agreement" means each partnership agreement governing a Partnership, as each such agreement has heretofore been, and may hereafter be, amended, restated, supplemented or otherwise modified.

          "Patents" means (a) all letters patent of the United States, any other country or any political subdivision thereof and all reissues and extensions thereof, (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof and (c) all rights to obtain any reissues or extensions of the foregoing.

          "Patent License" means all agreements providing for the grant by or to any Grantor of any right to manufacture, use, import, sell or offer for sale any invention covered in whole or in part by a Patent.

          "Pledged Collateral" means, collectively, the Pledged Notes, the Pledged Stock, the Pledged Partnership Interests, the Pledged LLC Interests, any other Investment Property of any Grantor in excess of $1,000,000, all certificates or other instruments representing any of the foregoing and all Security Entitlements of any Grantor in respect of any of the foregoing. Pledged Collateral may be General Intangibles or Investment Property.

                                                   Pledge and Security Agreement
                                                                 FMC Corporation

          "Pledged LLC Interests" means all right, title and interest of any Grantor as a member of any LLC and all right, title and interest of any Grantor in, to and under any LLC Agreement related to such LLC to which it is a party, including those listed on Schedule 2 (Pledged Collateral).

          "Pledged Notes" means all right, title and interest of any Grantor in the Instruments evidencing all Indebtedness owed to such Grantor (other than a Principal Subsidiary), including all Indebtedness described on Schedule 2 (Pledged Collateral), issued by the obligors named therein.

          "Pledged Partnership Interests" means all right, title and interest of any Grantor as a limited or general partner in all Partnerships and all right, title and interest of any Grantor in, to and under any Partnership Agreements to which such Partnership is a party, including those listed on Schedule 2 (Pledged Collateral).

          "Pledged Stock" means the shares of capital stock owned by each Grantor (other than capital stock of Principal Subsidiaries), including all shares of capital stock listed on Schedule 2 (Pledged Collateral); provided, however, that only the outstanding capital stock of a subsidiary that is a controlled foreign corporation possessing up to but not exceeding 65% of the voting power of all classes of capital stock of such controlled foreign corporation entitled to vote shall be deemed to be pledged hereunder to secure the Secured Obligations (other than the Borrower's obligations under the Parent Guaranty which will be secured by a pledge of 100% of the capital stock of such controlled foreign corporation).

          "Principal Property" has the meaning specified in the Existing Indentures and as of the date hereof are the properties listed on Schedule 9 (Principal Property) hereto.

          "Principal Subsidiary" means any Subsidiary of the Borrower which owns Principal Property.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Sharing Agreement" means the Sharing Agreement dated as of October 21, 2002, among each Lender, each Issuer, L/C Issuer, Bank of America, N.A., as agent for the Astaris Lenders, and each Foreign Lender under the Foreign Credit Lines from time to time party thereto.

          "Trademark License" means any agreement providing for the grant by or to any Grantor of any right to use any Trademark.

          "Trademarks" means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and, in each case, all goodwill associated therewith, whether now existing or hereafter adopted or acquired, all registrations and recordings thereof and all applications in connection therewith, in each case whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, and (b) the right to obtain all renewals thereof.

                                                   Pledge and Security Agreement
                                                                 FMC Corporation

          "UCC" means the Uniform Commercial Code as from time to time in effect in the State of New York; provided, however, that, in the event that, by reason of mandatory provisions of law, any of the attachment, perfection or priority of the Bank Administrative Agent's and the Secured Parties' security interest in any Bank Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

          "U.S. Subsidiary Guaranty" has the meaning specified in the recitals to this Agreement.

          "1992 Indenture" means the Indenture, dated as of April 19, 1992, between FMC and the 1992 Indenture Trustee, as amended, restated, supplemented or otherwise modified from time to time.

          "1992 Indenture Trustee" means Wachovia Bank, National Association, as successor to Harris Trust and Savings Bank.

          "1996 Indenture" means the Indenture, dated as of July 1, 1996, between FMC and the 1996 Indenture Trustee, as amended, restated, supplemented or otherwise modified from time to time.

          "1996 Indenture Trustee" means Wachovia Bank, National Association, as successor to Harris Trust and Savings Bank.

          "Vehicles" means all vehicles covered by a certificate of title law of any state.

          Section 1.2 Certain Other Terms

          (a) In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding" and the word "through" means "to and including."

          (b) The terms "herein," "hereof," "hereto" and "hereunder" and similar terms refer to this Agreement as a whole and not to any particular Article, Section, subsection or clause in this Agreement.

          (c) References herein to an Annex, Schedule, Article, Section, subsection or clause refer to the appropriate Annex or Schedule to, or Article, Section, subsection or clause in this Agreement.

          (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

          (e) Where the context requires, provisions relating to any Bank Collateral, when used in relation to a Grantor, shall refer to such Grantor's Bank Collateral or any relevant part thereof.

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                                                   Pledge and Security Agreement
                                                                 FMC Corporation

          (f) Any reference in this Agreement to a Loan Document shall include all appendices, exhibits and schedules thereto, and, unless specifically stated otherwise all amendments, restatements, supplements or other modifications thereto, and as the same may be in effect at any time such reference becomes operative.

          (g) The term "including" means "including without limitation" except when used in the computation of time periods.

          (h) The terms "Lender," "Issuer," "Bank Administrative Agent" and "Secured Party" include their respective successors.

          (i) References in this Agreement to any statute shall be to such statute as amended or modified and in effect from time to time.

     ARTICLE II. Grant of Security Interest

          Section 2.1 Bank Collateral

          For the purposes of this Agreement, all of the following property now owned or at any time hereafter acquired by a Grantor or in which a Grantor now has or at any time in the future may acquire any right, title or interests is collectively referred to as the "Bank Collateral":

          (a) all Accounts;

          (b) all Chattel Paper;

          (c) all Deposit Accounts, including the Restricted Cash Collateral Account and the Debt Reserve Account;

          (d) all Documents;

          (e) all Equipment, other than the Excluded Equipment;

          (f) all General Intangibles;

          (g) all Instruments, other than any Instruments issued by FMC Wyoming Corporation or any other Principal Subsidiary;

          (h) all Inventory;

          (i) all Investment Property, other than the stock of FMC Wyoming Corporation or any other Principal Subsidiary;

          (j) all Letter-of-Credit Rights;

          (k) all Vehicles;

          (l) the Commercial Tort Claims described on Schedule 7 (Commercial Tort Claims) and on any supplement thereto received by the Bank Administrative Agent pursuant to Section 4.12 (Notice of Commercial Tort Claims);

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                                                   Pledge and Security Agreement
                                                                 FMC Corporation

          (m) all books and records pertaining to the other property described in this Section 2.1;

          (n) all other goods and personal property of such Grantor, whether tangible or intangible and wherever located;

          (o) all property of any Grantor held by the Bank Administrative Agent or any other Secured Party, including all property of every description, in the possession or custody of or in transit to the Bank Administrative Agent or such Secured Party for any purpose, including safekeeping, collection or pledge, for the account of such Grantor or as to which such Grantor may have any right or power; and

          (p) to the extent not otherwise included, all Proceeds.

          Section 2.2 Grant of Security Interest in Bank Collateral

          (a) The Borrower, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Existing L/C Obligations, hereby collaterally assigns, mortgages, pledges and hypothecates to the Bank Administrative Agent for the benefit of the Existing L/C Issuers, and grants to the Bank Administrative Agent for the benefit of the Existing L/C Issuers a lien on and security interest in, all of its rights, title and interest in, to and under the Restricted Cash Collateral Account. Such security interest shall be prior to the security interest in the Restricted Cash Collateral Account granted to the Secured Parties under clause (b) below until such time as the Existing L/Cs have been cancelled and/or cash collateralized.

          (b) Each Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of such Grantor, hereby collaterally assigns, mortgages, pledges and hypothecates to the Bank Administrative Agent for the benefit of the Secured Parties, and grants to the Bank Administrative Agent for the benefit of the Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under the Bank Collateral of such Grantor.

          Section 2.3 Cash Collateral Accounts

          The Bank Administrative Agent has established a Deposit Account at Citibank, N.A., designated as "Citicorp USA, Inc. - FMC Concentration Account". The Bank Administrative Agent may establish one or more other Deposit Accounts and one or more Securities Accounts with such depositaries and Securities Intermediaries as it in its sole discretion shall determine. Each such account shall be in the name of the Bank Administrative Agent (but may also have words referring to the Borrower and the account's purpose). The Borrower agrees that each such account shall be under the sole dominion and control of the Bank Administrative Agent. The Bank Administrative Agent shall be the Entitlement Holder with respect to each such Securities Account and the only Person authorized to give Entitlement Orders with respect thereto. Without limiting the foregoing, funds on deposit in any Cash Collateral Account may be invested in Cash Equivalents at the direction of the Bank Administrative Agent and, except during the continuance of an Event of Default, the Bank Administrative Agent agrees with the Borrower to issue Entitlement Orders for such investments in Cash Equivalents as requested by the Borrower; provided, however, that the Bank Administrative Agent shall not have any responsibility for, or bear any risk of loss of, any such investment or income thereon. Neither the

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                                                   Pledge and Security Agreement
                                                                 FMC Corporation

Borrower nor any other Loan Party or Person claiming on behalf of or through the Borrower or any other Loan Party shall have any right to demand payment of any funds held in any Cash Collateral Account at any time prior to the termination of all outstanding Letters of Credit and the payment in full of all then outstanding and payable monetary Secured Obligations. The Bank Administrative Agent shall apply all funds on deposit in a Cash Collateral Account as provided in Section 5.5 and, except during the continuance of an Event of Default, agrees to cause any funds remaining on deposit therein after all Secured Obligations then due and payable have been satisfied and all Letter of Credit Obligations and all letter of credit obligations under the L/C Agreement have been cash collateralized at 105% to be paid at the written direction of the Borrower.

     ARTICLE III. Representations and Warranties

          Each Grantor hereby represents and warrants each of the following to the Bank Administrative Agent and the other Secured Parties:

          Section 3.1 Title; No Other Liens

          Except for the Lien granted to the Bank Administrative Agent pursuant to this Agreement and the other Liens permitted to exist on the Bank Collateral under the Credit Agreement, such Grantor is the record and beneficial owner of the Pledged Collateral pledged by it hereunder constituting Instruments or certificated securities, is the Entitlement Holder of all such Pledged Collateral constituting Investment Property held in a Securities Account and has rights in or the power to transfer each other item of Bank Collateral in which a Lien is granted by it hereunder, free and clear of any Lien.

          Section 3.2 Perfection and Priority

          The security interest granted pursuant to this Agreement shall constitute a valid and continuing perfected security interest in favor of the Bank Administrative Agent in the Bank Collateral for which perfection is governed by the UCC or filing with the United States Copyright Office upon (i) the completion of the filings and other actions specified on Schedule 3 (Filings) (which, in the case of all filings and other documents referred to on such schedule, have been delivered to the Bank Administrative Agent in completed and duly executed form), (ii) the delivery to the Bank Administrative Agent of all Bank Collateral consisting of Instruments and certificated securities, in each case properly endorsed for transfer to the Bank Administrative Agent or in blank, (iii) the execution of Control Account Agreements with respect to Investment Property not in certificated form, (iv) the execution of Deposit Account Control Agreements with respect to all Deposit Accounts (other than the Cash Collateral Account) and (v) all appropriate filings having been made with the United States Copyright Office. Such security interest shall be prior to all other Liens on the Bank Collateral except for Customary Permitted Liens having priority over the Bank Administrative Agent's Lien by operation of law or otherwise as permitted under the Credit Agreement.

          Section 3.3 Name; Jurisdiction of Organization; Chief Executive Office

          (a) Except as set forth on Schedule 1 (State of Incorporation; Principal Executive Office), within the five-year period preceding the date hereof such Grantor has not had, or operated in any jurisdiction, under any trade name, fictitious name or other name other than its legal name.

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          (b) On the date hereof such Grantor's jurisdiction of organization, organizational identification number, if any, and the location of such Grantor's chief executive office or sole place of business is specified on Schedule 1 (State of Incorporation; Principal Executive Office).

          Section 3.4 Inventory and Equipment

          On the date hereof, such Grantor's Inventory and Equipment (other than Excluded Equipment, mobile goods and Inventory or Equipment in transit) are kept at the locations listed on Schedule 4 (Location of Inventory and Equipment).

          Section 3.5 Pledged Collateral

          (a) The Pledged Stock, Pledged Partnership Interests and Pledged LLC Interests pledged hereunder by such Grantor are listed on Schedule 2 (Pledged Collateral) and constitute that percentage of the issued and outstanding equity of all classes of each issuer thereof as set forth on Schedule 2 (Pledged Collateral).

          (b) All of the Pledged Stock, Pledged Partnership Interests and Pledged LLC Interests have been duly and validly issued and are fully paid and nonassessable.

          (c) Each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, and general equitable principles (whether considered in a proceeding in equity or at law).

          (d) All Pledged Collateral and, if applicable, any Additional Pledged Collateral, consisting of certificated securities or Instruments has been delivered to the Bank Administrative Agent in accordance with Section 4.4(a) (Pledged Collateral).

          (e) All Pledged Collateral held by a Securities Intermediary in a Securities Account is in a Control Account.

          (f) Other than the Pledged Partnership Interests and the Pledged LLC Interests that constitute General Intangibles, there is no Pledged Collateral other than that represented by certificated securities or Instruments in the possession of the Bank Administrative Agent or that consisting of Financial Assets held in a Control Account.

          Section 3.6 Accounts

          No amount payable to such Grantor under or in connection with any Account is evidenced by any Instrument or Chattel Paper that has not been delivered to the Bank Administrative Agent, properly endorsed for transfer, to the extent delivery is required by Section 4.4 (Pledged Collateral).

          Section 3.7 Intellectual Property

          (a) On the date hereof, all Material Intellectual Property owned by such Grantor is valid, subsisting, unexpired and enforceable, has not been adjudged invalid and has not

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been abandoned and the use thereof in the business of such Grantor does not infringe the intellectual property rights of any other Person.

          (b) Except as set forth in Schedule 5 (Intellectual Property), on the date hereof, none of the Material Intellectual Property owned by such Grantor is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor, except for licenses granted by such Grantor to its affiliates, customers, formulators, re-packagers and distributors in the ordinary course of such Grantor's business.

          (c) No holding, decision or judgment has been rendered by any Governmental Authority that would limit, cancel or question the validity of, or such Grantor's rights in, any Material Intellectual Property.

          (d) No action or proceeding seeking to limit, cancel or question the validity of any Material Intellectual Property owned by such Grantor or such Grantor's ownership interest therein is on the date hereof pending or, to the knowledge of such Grantor, threatened. There are no claims, judgments or settlements to be paid by such Grantor relating to the Material Intellectual Property.

          Section 3.8 Deposit Accounts; Control Accounts

          The only Deposit Accounts or Securities Accounts maintained by any Grantor on the date hereof are those listed on Schedule 6 (Bank Accounts; Control Accounts), which sets forth such information separately for each Grantor.

          Section 3.9 Commercial Tort Claims

          The only existing or potential Commercial Tort Claims of any Grantor existing on the date hereof (regardless of whether the amount, defendant or other material facts can be determined and regardless of whether such Commercial Tort Claim has been asserted, threatened or has otherwise been made known to the obligee thereof or whether litigation has been commenced for such claims) are those listed on Schedule 6 (Commercial Tort Claims)), which sets forth such information separately for each Grantor.

     ARTICLE IV. Covenants

          Each Grantor agrees with the Bank Administrative Agent to the following, as long as any Obligation or Commitment remains outstanding and, in each case, unless the Requisite Lenders otherwise consent in writing:

          Section 4.1 Generally

          Such Grantor shall (a) except for the security interest created by this Agreement, not create or suffer to exist any Lien upon or with respect to any Bank Collateral, except Liens permitted under the Credit Agreement, (b) not use or permit any Bank Collateral to be used unlawfully or in violation of any provision of this Agreement, any other Credit Document, any Requirement of Law or any policy of insurance covering the Bank Collateral, (c) not sell, transfer or assign (by operation of law or otherwise) any Bank Collateral except as permitted under the Credit Agreement, (d) not enter into any agreement or undertaking restricting the right or ability of such Grantor or the Bank Administrative Agent to sell, assign or transfer any Bank Collateral

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if such restriction would have a Material Adverse Effect and (e) promptly notify the Bank Administrative Agent of its entry into any agreement or assumption of undertaking that restricts the ability to sell, assign or transfer any Bank Collateral regardless of whether or not it has a Material Adverse Effect.

          Section 4.2 Maintenance of Perfected Security Interest; Further
                      Documentation

          (a) Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 3.2 (Perfection and Priority) and shall defend such security interest against the claims and demands of all Persons.

          (b) Such Grantor shall furnish to the Bank Administrative Agent from time to time statements and schedules further identifying and describing the Bank Collateral and such other reports in connection with the Bank Collateral as the Bank Administrative Agent may reasonably request, all in reasonable detail.

          (c) At any time and from time to time, upon the written request of the Bank Administrative Agent, and at the sole expense of such Grantor, such Grantor shall promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further action as the Bank Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including the filing of any financing or continuation statement under the UCC (or other similar laws) in effect in any jurisdiction with respect to the security interest created hereby and the execution and delivery of Deposit Account Control Agreements and Control Account Agreements.

          Section 4.3 Changes in Locations, Name, Etc.

          (a) Except upon 15 days' prior written notice to the Bank Administrative Agent and delivery to the Bank Administrative Agent of (i) all additional executed financing statements and other documents reasonably requested by the Bank Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein and (ii) if applicable, a written supplement to Schedule 4 (Location of Inventory and Equipment) showing any additional location at which Inventory or Equipment, other than Excluded Equipment, shall be kept, such Grantor shall not do any of the following:

          (i) permit any Inventory or Equipment, other than Excluded Equipment, to be kept at a location other than those listed on Schedule 4 (Location of Inventory and Equipment);

          (ii) change its jurisdiction of organization or the location of its chief executive office or sole place of business from that referred to in
     Section 3.3 (Name; Jurisdiction of Organization; Chief Executive Office);
     or

          (iii) change its name, identity or corporate structure to such an extent that any financing statement filed in connection with this Agreement would become misleading.

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          (b) Such Grantor shall keep and maintain at its own cost and expense satisfactory and complete records of the Bank Collateral, including a record of all payments received and all credits granted with respect to the Bank Collateral and all other dealings with the Bank Collateral. If requested by the Bank Administrative Agent in accordance with Section 4.9 of this Agreement, the security interest of the Bank Administrative Agent shall be noted on the certificate of title of each Vehicle.

          Section 4.4 Pledged Collateral

          (a) Such Grantor shall (i) deliver to the Bank Administrative Agent, all certificates representing or evidencing any Pledged Collateral (including Additional Pledged Collateral), and, at the Bank Administrative Agent's request, all Instruments, whether now existing or hereafter acquired, in suitable form for transfer by delivery or, as applicable, accompanied by such Grantor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Bank Administrative Agent, together, in respect of any Additional Pledged Collateral, with a Pledge Amendment, duly executed by the Grantor, in substantially the form of Annex 3 (Form of Pledge Amendment) or such other documentation acceptable to the Bank Administrative Agent and (ii) maintain all other Pledged Collateral constituting Investment Property in a Control Account. Such Grantor authorizes the Bank Administrative Agent to attach each Pledge Amendment to this Agreement. The Bank Administrative Agent shall have the right, at any time in its discretion and without notice to the Grantor, to transfer to or to register in its name or in the name of its nominees any Pledged Collateral. The Bank Administrative Agent shall have the right at any time to exchange any certificate or instrument representing or evidencing any Pledged Collateral for certificates or instruments of smaller or larger denominations.

          (b) Except as provided in ARTICLE V (), such Grantor shall be entitled to receive all cash dividends paid (other than liquidating or distributing dividends) with respect to the Pledged Collateral. Any sums paid upon or in respect of any Pledged Collateral upon the liquidation or dissolution of any issuer of any Pledged Collateral, any distribution of capital made on or in respect of any Pledged Collateral or any property distributed upon or with respect to any Pledged Collateral pursuant to the recapitalization or reclassification of the capital of any issuer of Pledged Collateral or pursuant to the reorganization thereof shall during the continuance of an Event of Default, unless otherwise subject to a perfected security interest in favor of the Bank Administrative Agent, be delivered to the Bank Administrative Agent to be held by it hereunder as additional collateral security for the Secured Obligations. If any sum of money or property so paid or distributed in respect of any Pledged Collateral shall be received by such Grantor during the continuance of an Event of Default, such Grantor shall, until such money or property is paid or delivered to the Bank Administrative Agent, hold such money or property in trust for the Bank Administrative Agent, segregated from other funds of such Grantor, as additional security for the Secured Obligations.

          (c) Except as provided in ARTICLE V (), such Grantor shall be entitled to exercise all voting, consent and corporate rights with respect to the Pledged Collateral; provided, however, that no vote shall be cast, consent given or right exercised or other action taken by such Grantor that would impair the Bank Collateral, be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Credit Document or, without prior notice to the Bank Administrative Agent, enable or permit any issuer of Pledged Collateral to issue any stock or other equity securities of any nature or to issue any

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other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any issuer of Pledged Collateral.

          (d) Such Grantor shall not grant control over any Investment Property (except for stock of any Principal Subsidiary) to any Person other than the Bank Administrative Agent.

          (e) In the case of each Grantor that is an issuer of Pledged Collateral, such Grantor agrees to be bound by the terms of this Agreement relating to the Pledged Collateral issued by it and shall comply with such terms insofar as such terms are applicable to it. In the case of each Grantor that is a partner in a Partnership, such Grantor hereby consents to the extent required by the applicable Partnership Agreement to the pledge by each other Grantor, pursuant to the terms hereof, of the Pledged Partnership Interests in such Partnership and to the transfer of such Pledged Partnership Interests to the Bank Administrative Agent or its nominee and, during the continuance of an Event of Default, to the substitution of the Bank Administrative Agent or its nominee as a substituted partner in such Partnership with all the rights, powers and duties of a general partner or a limited partner, as the case may be. In the case of each Grantor member of an LLC, such Grantor hereby consents to the extent required by the applicable LLC Agreement to the pledge by each other Grantor, pursuant to the terms hereof, of the Pledged LLC Interests in such LLC and, during the continuance of an Event of Default, to the transfer of such Pledged LLC Interests to the Bank Administrative Agent or its nominee and to the substitution of the Bank Administrative Agent or its nominee as a substituted member of the LLC with all the rights, powers and duties of a member of the LLC in question.

          (f) Such Grantor shall not agree to any amendment of an LLC Agreement or Partnership Agreement that in any way adversely affects the perfection of the security interest of the Bank Administrative Agent in the Pledged Partnership Interests or Pledged LLC Interests pledged by such Grantor hereunder, including any amendment electing to treat the membership interest or partnership interest of such Grantor as a security under Section 8-103 of the UCC.

          Section 4.5 Control Accounts; Approved Deposit Accounts

          (a) Such Grantor shall (i) deposit in an Approved Deposit Account all cash received by such Grantor, (ii) not establish or maintain any Securities Account that is not a Control Account and (iii) not establish or maintain any Deposit Account other than with a Deposit Account Bank, a Lender or an Affiliate of a Lender; provided, however, that any Grantor may (i) maintain payroll, withholding tax and other fiduciary accounts, (ii) maintain other accounts so long as the aggregate balance in all such accounts does not exceed $1,000,000 and (iii) establish accounts in connection with use of amounts in the Restricted Cash Collateral Account.

          (b) Such Grantor shall instruct each Account Debtor or other Person obligated to make a payment to such Grantor under a General Intangible to make payment, or to continue to make payment, as the case may be, to an Approved Deposit Account and shall deposit in an Approved Deposit Account all Proceeds of such Accounts and General Intangibles received by such Grantor from any other Person immediately upon receipt.

          (c) In the event (i) such Grantor or any Approved Securities Intermediary or Deposit Account Bank shall, after the date hereof, terminate an agreement with respect to the maintenance of a Control Account or Approved Deposit Account for any reason, (ii) the Bank

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Administrative Agent shall demand such termination as a result of the failure of an Approved Securities Intermediary or Deposit Account Bank to comply with the terms of the applicable Control Account Agreement or Deposit Account Control Agreement, or (iii) the Bank Administrative Agent determines in its sole discretion that the financial condition of an Approved Securities Intermediary or Deposit Account Bank, as the case may be, has materially deteriorated, such Grantor agrees to notify all of its obligors that were making payments to such terminated Control Account or Approved Deposit Account, as the case may be, to make all future payments to another Control Account or Approved Deposit Account, as the case may be.

          Section 4.6 Accounts

          (a) Such Grantor shall not, other than in the ordinary course of business consistent with its past practice, (i) grant any extension of the time of payment of any Account, (ii) compromise or settle any Account for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Account, (iv) allow any credit or discount on any Account or (v) amend, supplement or modify any Account in any manner that could adversely affect the value thereof.

          (b) The Bank Administrative Agent shall have the right to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and such Grantor shall furnish all such assistance and information as the Bank Administrative Agent may reasonably require in connection therewith. At any time and from time to time, upon the Bank Administrative Agent's request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others satisfactory to the Bank Administrative Agent to furnish to the Bank Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts; provided, however, that unless a Default or Event of Default shall be continuing, the Bank Administrative Agent shall request no more than four such reports during any calendar year.

          Section 4.7 Delivery of Instruments and Chattel Paper

          If any amount in excess of $1,000,000 payable under or in connection with any Bank Collateral owned by such Grantor shall be or become evidenced by an Instrument or Chattel Paper, such Grantor shall immediately deliver such Instrument or Chattel Paper to the Bank Administrative Agent, duly indorsed in a manner satisfactory to the Bank Administrative Agent, or, if consented to by the Bank Administrative Agent, shall mark all such Instruments and Chattel Paper with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of Citicorp USA, Inc., as Bank Administrative Agent".

          Section 4.8 Intellectual Property

          (a) Such Grantor (either itself or through licensees) shall (i) continue to use each Trademark that is Material Intellectual Property in order to maintain such Trademark in full force and effect with respect to each class of goods for which such Trademark is currently used, free from any claim of abandonment for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law, (iv) not adopt or use any Trademark unless the Bank Administrative Agent shall obtain a perfected security interest in such Trademark (provided that the security interest in foreign Trademarks may be unperfected) pursuant to this Agreement and (v) not (and not permit any

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licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or materially impaired in any way.

          (b) Such Grantor (either itself or through licensees) shall not do any act, or omit to do any act, whereby any Patent that is Material Intellectual Property may become forfeited, abandoned or dedicated to the public.

          (c) Such Grantor (either itself or through licensees) (i) shall not (and shall not permit any licensee or sublicensee thereof to) do any act or omit to do any act whereby any portion of the Copyrights that is Material Intellectual Property may become invalidated or otherwise impaired and (ii) shall not (either itself or through licensees) do any act whereby any portion of the Copyrights that is Material Intellectual Property may fall into the public domain.

          (d) Such Grantor (either itself or through licensees) shall not do any act, or omit to do any act, whereby any trade secret that is Material Intellectual Property may become publicly available or otherwise unprotectable; provided, however that with respect to clauses (a), (b), (c) and this clause
(d), the Grantor may take such actions if such Grantor has given prior written notice to the Bank Administrative Agent of its intention to act or omission to act and the Bank Administrative Agent has failed to respond with a written request that such Grantor take or not take such action within 45 days of receipt of such written notice.

          (e) Such Grantor (either itself or through licensees) shall not do any act that knowingly uses any Material Intellectual Property to infringe the intellectual property rights of any other Person.

          (f) Such Grantor shall notify the Bank Administrative Agent if it knows, or has reason to know, that any Material Intellectual Property may become forfeited, abandoned or dedicated to the public, (including the institution of any proceeding in any court or tribunal in any country).

          (g) Whenever such Grantor, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office or the United States Copyright Office, such Grantor shall report such filing to the Bank Administrative Agent within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Bank Administrative Agent, such Grantor shall execute and deliver, and have recorded, all agreements, instruments, documents and papers as the Bank Administrative Agent may reasonably request to evidence the Bank Administrative Agent's security interest in any Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

          (h) Such Grantor shall take all reasonable actions necessary or requested by the Bank Administrative Agent, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of any Copyright, Trademark or Patent that is Material Intellectual Property, including filing of applications for renewal, affidavits of use and affidavits of incontestability.

          (i) In the event that any Grantor becomes aware that any Material Intellectual Property is infringed upon or misappropriated by a third party, such Grantor shall notify the Bank Administrative Agent promptly after such Grantor learns thereof. Such Grantor

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shall take actions appropriate in its reasonable judgment in response to such infringement or misappropriation, including, promptly bringing suit for infringement or misappropriation and to recover all damages for such infringement or misappropriation, and shall take such other actions as may be appropriate in its reasonable judgment under the circumstances to protect such Material Intellectual Property.

          (j) Unless otherwise agreed to by the Bank Administrative Agent, such Grantor shall execute and deliver to the Bank Administrative Agent for filing in
(i) the United States Copyright Office a short-form copyright security agreement in the form attached hereto as Annex 5 (Form of Short Form Copyright Security Agreement), (ii) in the United States Patent and Trademark Office a short-form patent security agreement in the form attached hereto as Annex 6 (Form of Short Form Patent Security Agreement) and (iii) the United States Patent and Trademark Office a short-form trademark security agreement in form attached hereto as Annex 7 (Form of Short Form Trademark Security Agreement).

          Section 4.9 Vehicles

          Upon the request of the Bank Administrative Agent, within 30 days after the date of such request and, with respect to any Vehicle acquired by such Grantor subsequent to the date of any such request, within 30 days after the date of acquisition thereof, such Grantor shall file all applications for certificates of title or ownership indicating the Bank Administrative Agent's first priority security interest in the Vehicle covered by such certificate and any other necessary documentation, in each office in each jurisdiction that the Bank Administrative Agent shall deem advisable to perfect its security interests in the Vehicles.

          Section 4.10 Payment of Secured Obligations

          Such Grantor shall pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Bank Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including claims for labor, materials and supplies) against or with respect to the Bank Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Bank Collateral or any interest therein.

          Section 4.11 Insurance

          Such Grantor shall (i) maintain, and cause to be maintained for each of its Subsidiaries, all insurance required by the Credit Agreement or the Collateral Documents and (ii) cause all such insurance to name the Bank Administrative Agent on behalf of the Secured Parties as additional insured or loss payee, as appropriate, and to provide that no cancellation, material addition in amount or material change in coverage shall be effective until after 30 days' written notice thereof to the Bank Administrative Agent. All insurance proceeds (other than insurance proceeds with respect to the Principal Properties) shall be applied as set forth in the Credit Agreement; provided, that, if required by the Bank Administrative Agent, during an Event of Default all insurance proceeds shall be held by the Bank Administrative Agent and deposited into a Cash Collateral Account.

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          Section 4.12 Notice of Commercial Tort Claims

          Such Grantor agrees that, if it shall acquire any interest in any Commercial Tort Claim (whether from another Person or because such Commercial Tort Claim shall have come into existence), (i) such Grantor shall, immediately upon such acquisition, deliver to the Bank Administrative Agent, in each case in form and substance satisfactory to the Bank Administrative Agent, a notice of the existence and nature of such Commercial Tort Claim and deliver a supplement to Schedule 7 (Commercial Tort Claims) containing a specific description of such Commercial Tort Claim, certified by such Grantor as true, correct and complete,
(ii) the provision of Section 2.1 (Bank Collateral) shall apply to such Commercial Tort Claim (and the Grantor authorizes the Bank Administrative Agent to supplement such schedule with a description of such Commercial Tort Claim if such Grantor fails to deliver the supplement described in clause (i)) and (iii) such Grantor shall execute and deliver to the Bank Administrative Agent, in each case in form and substance satisfactory to the Bank Administrative Agent, any certificate, agreement and other document, and take all other action, deemed by the Bank Administrative Agent to be reasonably necessary or appropriate for the Bank Administrative Agent to obtain, on behalf of the Lenders, a first-priority, perfected security interest in all such Commercial Tort Claims. Any supplement to Schedule 7 (Commercial Tort Claims) delivered pursuant to this Section 4.12 (Notice of Commercial Tort Claims) shall become part of Schedule 7 (Commercial Tort Claims) for all purposes hereunder other than, absent a written consent of the Bank Administrative Agent, for purpose of the representations and warranties set forth in Section 3.9 (Commercial Tort Claims).

     ARTICLE V. Remedial Provisions

          Section 5.1 Code and Other Remedies

          During the continuance of an Event of Default, the Bank Administrative Agent may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC or any other applicable law. Without limiting the generality of the foregoing, the Bank Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon any Bank Collateral, and may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver any Bank Collateral (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Bank Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Bank Administrative Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Bank Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Bank Administrative Agent's request during the continuance of an Event of Default, to assemble the Bank Collateral and make it available to the Bank Administrative Agent at places that the Bank Administrative Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Bank Administrative Agent shall apply the net proceeds of any

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                                                   Pledge and Security Agreement
                                                                 FMC Corporation

action taken by it pursuant to this Section 5.1, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any Bank Collateral or in any way relating to the Bank Collateral or the rights of the Bank Administrative Agent and any other Secured Party hereunder, including reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as set forth in Section 5.5 shall prescribe, and only after such application and after the payment by the Bank Administrative Agent of any other amount required by any provision of law, need the Bank Administrative Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Bank Administrative Agent or any other Secured Party arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Bank Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

          Section 5.2 Accounts and Payments in Respect of General Intangibles

          (a) If required by the Bank Administrative Agent at any time during the continuance of an Event of Default, any payment of Accounts or payment in respect of General Intangibles, when collected by any Grantor, shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Bank Administrative Agent if required, in a Cash Collateral Account, subject to withdrawal by the Bank Administrative Agent as provided in Section 5.4 (Proceeds to be Turned Over To Bank Administrative Agent). Until so turned over, such payment shall be held by such Grantor in trust for the Bank Administrative Agent, segregated from other funds of such Grantor. Each such deposit of Proceeds of Accounts and payments in respect of General Intangibles shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

          (b) At the Bank Administrative Agent's request, during the continuance of an Event of Default, each Grantor shall deliver to the Bank Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions that gave rise to the Accounts or payments in respect of General Intangibles, including all original orders, invoices and shipping receipts.

          (c) The Bank Administrative Agent may, without notice, at any time during the continuance of an Event of Default, limit or terminate the authority of a Grantor to collect its Accounts or amounts due under General Intangibles or any thereof.

          (d) The Bank Administrative Agent in its own name or in the name of others may at any time during the continuance of an Event of Default communicate with Account Debtors to verify with them to the Bank Administrative Agent's satisfaction the existence, amount and terms of any Account or amounts due under any General Intangible.

          (e) Upon the request of the Bank Administrative Agent at any time during the continuance of an Event of Default, each Grantor shall notify Account Debtors that the Accounts or General Intangibles have been collaterally assigned to the Bank Administrative Agent and that payments in respect thereof shall be made directly to the Bank Administrative Agent. In addition, the Bank Administrative Agent may at any time during the continuance of an Event of Default enforce such Grantor's rights against such Account Debtors and obligors of General Intangibles.

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                                                   Pledge and Security Agreement
                                                                 FMC Corporation

          (f) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Accounts and payments in respect of General Intangibles to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Bank Administrative Agent nor any other Secured Party shall have any obligation or liability under any agreement giving rise to an Account or a payment in respect of a General Intangible by reason of or arising out of this Agreement or the receipt by the Bank Administrative Agent nor any other Secured Party of any payment relating thereto, nor shall the Bank Administrative Agent nor any other Secured Party be obligated in any manner to perform any obligation of any Grantor under or pursuant to any agreement giving rise to an Account or a payment in respect of a General Intangible, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

          Section 5.3 Pledged Collateral

          (a) During the continuance of an Event of Default, upon notice by the Bank Administrative Agent to the relevant Grantor or Grantors, (i) the Bank Administrative Agent shall have the right to receive any Proceeds of the Pledged Collateral and make application thereof to the Secured Obligations in the order set forth in Section 5.5 and (ii) the Bank Administrative Agent or its nominee may exercise (A) any voting, consent, corporate and other right pertaining to the Pledged Collateral at any meeting of shareholders, partners or members, as the case may be, of the relevant issuer or issuers of Pledged Collateral or otherwise and (B) any right of conversion, exchange and subscription and any other right, privilege or option pertaining to the Pledged Collateral as if it were the absolute owner thereof (including the right to exchange at its discretion any of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any issuer of Pledged Securities, the right to deposit and deliver any Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Bank Administrative Agent may determine), all without liability except to account for property actually received by it; provided, however, that the Bank Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

          (b) In order to permit the Bank Administrative Agent to exercise the voting and other consensual rights that it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions that it may be entitled to receive hereunder, (i) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Bank Administrative Agent all such proxies, dividend payment orders and other instruments as the Bank Administrative Agent may from time to time reasonably request and (ii) without limiting the effect of clause (i) above, such Grantor hereby grants to the Bank Administrative Agent an irrevocable proxy to vote all or any part of the Pledged Collateral and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Collateral would be entitled (including giving or withholding written consents of shareholders, partners or members, as the case may be, calling special meetings of shareholders, partners or members, as the case may be, and voting at such meetings), which proxy shall only become effective, automatically and without the necessity of any action (including any transfer of any Pledged Collateral on the record books

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                                                   Pledge and Security Agreement
                                                                 FMC Corporation

of the issuer thereof) by any other person (including the issuer of such Pledged Collateral or any officer or agent thereof) during the continuance of an Event of Default and which proxy shall only terminate upon the payment in full of the Secured Obligations.

          (c) Each Grantor hereby expressly authorizes and instructs each issuer of any Pledged Collateral pledged hereunder by such Grantor to (i) comply with any instruction received by it from the Bank Administrative Agent in writing that (A) states that an Event of Default has occurred and is continuing and (B) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that such issuer shall be fully protected in so complying and (ii) unless otherwise expressly permitted hereby, pay any dividend or other payment with respect to the Pledged Collateral directly to the Bank Administrative Agent.

          Section 5.4 Proceeds to be Turned Over To Bank Administrative Agent

          All Proceeds received by the Bank Administrative Agent hereunder shall be held by the Bank Administrative Agent in a Cash Collateral Account. All Proceeds while held by the Bank Administrative Agent in a Cash Collateral Account (or by such Grantor in trust for the Bank Administrative Agent) shall continue to be held as collateral security for the Secured Obligations and shall not constitute payment thereof until applied as provided in Section 5.5.

          Section 5.5 Application of Moneys

          (a) All moneys held by the Bank Administrative Agent in a Cash Collateral Account shall, to the extent available for distribution, be distributed by the Bank Administrative Agent until the payment in full of the Secured Obligations as follows:

          FIRST: To the Bank Administrative Agent in an amount equal to the Bank Administrative Agent's fees which are unpaid, and to any Secured Party which has theretofore advanced or paid any such fees in an amount equal to the amount thereof so advanced or paid by such Secured Party prior thereto; provided, however, that nothing herein is intended to relieve any Grantor of its obligation to pay such costs, fees, expenses and liabilities from funds outside of such Cash Collateral Account;

          SECOND: To the Secured Parties up to an amount equal to any outstanding, Secured Obligations, and, if such moneys shall be insufficient to pay such amounts, in full, then ratably to the Secured Parties in proportion to the unpaid amounts of the Secured Obligations; and

          THIRD: Any surplus then remaining shall be paid to the Grantors or their successors or assigns, or to whomever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct; provided, however, that if any Secured Party with rights in the Bank Collateral shall have notified the Bank Administrative Agent in writing that such Secured Party is entitled to the benefits of an indemnification, reimbursement or similar provision under which amounts are not yet due but with respect to which any Grantor continues to be contingently liable, and amounts payable by such Grantor with respect thereto are secured by the Bank Collateral, the Bank Administrative Agent shall continue to hold the amount specified in such notice in the Cash Collateral Account until such Grantor's liability with respect thereto is discharged or released to the satisfaction of such Secured Party.

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                                                   Pledge and Security Agreement
                                                                 FMC Corporation

          (b) The Secured Parties have agreed and acknowledged that the provisions of this Section 5.5 are for their benefit and that if any Secured Party shall receive any moneys contrary to the provisions of this Agreement, such Secured Party shall forthwith turn such moneys over to the Bank Administrative Agent to be distributed in accordance with the provisions of this Agreement and the Sharing Agreement.

          Section 5.6 Deficiency

          Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Bank Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorney employed by the Bank Administrative Agent or any other Secured Party to collect such deficiency.

     ARTICLE VI. The Bank Administrative Agent

          Section 6.1 Bank Administrative Agent's Appointment as
                      Attorney-in-Fact

          (a) Each Grantor hereby irrevocably constitutes and appoints the Bank Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any appropriate action and to execute any document or instrument that may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Bank Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any of the following:

          (i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any check, draft, note, acceptance or other instrument for the payment of moneys due under any Account or General Intangible or with respect to any other Bank Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Bank Administrative Agent for the purpose of collecting any such moneys due under any Account or General Intangible or with respect to any other Bank Collateral whenever payable;

          (ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any agreement, instrument, document or paper as the Bank Administrative Agent may request to evidence the Bank Administrative Agent's security interest in such Intellectual Property and the goodwill and General Intangibles of such Grantor relating thereto or represented thereby;

          (iii) pay or discharge taxes and Liens levied or placed on or threatened against the Bank Collateral, effect any repair or pay or discharge any insurance called for by the terms of this Agreement (including all or any part of the premiums therefor and the costs thereof);

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                                                   Pledge and Security Agreement
                                                                 FMC Corporation

          (iv) execute, in connection with any sale provided for in Section 5.1 (Code and Other Remedies), any endorsement, assignment or other instrument of conveyance or transfer with respect to the Bank Collateral; or

          (v) (A) direct any party liable for any payment under any Bank Collateral to make payment of any moneys due or to become due thereunder directly to the Bank Administrative Agent or as the Bank Administrative Agent shall direct, (B) ask or demand for, collect, and receive payment of and receipt for, any moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Bank Collateral, (C) sign and indorse any invoice, freight or express bill, bill of lading, storage or warehouse receipt, draft against debtors, assignment, verification, notice and other document in connection with any Bank Collateral, (D) commence and prosecute any suit, action or proceeding at law or in equity in any court of competent jurisdiction to collect any Bank Collateral and to enforce any other right in respect of any Bank Collateral, (E) defend any suit, action or proceeding brought against such Grantor with respect to any Bank Collateral, (F) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Bank Administrative Agent may deem appropriate, (G) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Trademark pertains) throughout the world for such term or terms, on such conditions, and in such manner as the Bank Administrative Agent shall in its sole discretion determine, including the execution and filing of any document necessary to effectuate or record such assignment and (H) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any Bank Collateral as fully and completely as though the Bank Administrative Agent were the absolute owner thereof for all purposes, and do, at the Bank Administrative Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things that the Bank Administrative Agent deems necessary to protect, preserve or realize upon the Bank Collateral and the Bank Administrative Agent's and the other Secured Parties' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Anything in this clause (a) to the contrary notwithstanding, the Bank Administrative Agent agrees that it shall not exercise any right under the power of attorney provided for in this clause (a) unless an Event of Default shall be continuing.

          (b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Bank Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

          (c) The expenses of the Bank Administrative Agent incurred in connection with actions undertaken as provided in this Section 6.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due Revolving Loans that are Base Rate Loans under the Credit Agreement, from the date of payment by the Bank Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Bank Administrative Agent on demand.

          (d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

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                                                   Pledge and Security Agreement
                                                                 FMC Corporation

          Section 6.2 Duty of Bank Administrative Agent

          The Bank Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Bank Collateral in its possession shall be to deal with it in the same manner as the Bank Administrative Agent deals with similar property for its own account. Neither the Bank Administrative Agent, any other Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any Bank Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Bank Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to any Bank Collateral. The powers conferred on the Bank Administrative Agent hereunder are solely to protect the Bank Administrative Agent's interest in the Bank Collateral and shall not impose any duty upon the Bank Administrative Agent or any other Secured Party to exercise any such powers. The Bank Administrative Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their respective officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

          Section 6.3 Execution of Financing Statements

          Each Grantor authorizes the Bank Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Bank Collateral without the signature of such Grantor in such form and in such offices as the Bank Administrative Agent reasonably determines appropriate to perfect the security interests of the Bank Administrative Agent under this Agreement. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

          Section 6.4 Authority of Bank Administrative Agent

          Each Grantor acknowledges that the rights and responsibilities of the Bank Administrative Agent under this Agreement with respect to any action taken by the Bank Administrative Agent or the exercise or non-exercise by the Bank Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Bank Administrative Agent and the other Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Bank Administrative Agent and the Grantors, the Bank Administrative Agent shall be conclusively presumed to be acting as agent for the Bank Administrative Agent and the other Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

     ARTICLE VII. Miscellaneous

          Section 7.1 Amendments in Writing

          None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section
11.1 (Amendments, Waivers, Etc.) of the Credit Agreement.

                                       25

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                                                   Pledge and Security Agreement
                                                                 FMC Corporation

          Section 7.2 Notices

          All notices, requests and demands to or upon the Bank Administrative Agent or any Grantor hereunder shall be effected in the manner provided for in
Section 11.8 (Notices, Etc.) of the Credit Agreement; provided, however, that any such notice, request or demand to or upon any Grantor shall be addressed in case of the Borrower at the Borrower's notice address set forth in such Section 11.8.

          Section 7.3 No Waiver by Course of Conduct; Cumulative Remedies

          Neither the Bank Administrative Agent nor any other Secured Party shall by any act (except by a written instrument pursuant to Section 7.1 (Amendments in Writing)), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Bank Administrative Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Bank Administrative Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Bank Administrative Agent or such other Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          Section 7.4 Successors and Assigns

          This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Bank Administrative Agent and each other Secured Party and their successors and assigns; provided, however, that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Bank Administrative Agent.

          Section 7.5 Counterparts

          This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart.

          Section 7.6 Severability

          Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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                                                   Pledge and Security Agreement
                                                                 FMC Corporation

          Section 7.7 Section Headings

          The Article and Section titles contained in this Agreement are, and shall be, without substantive meaning or content of any kind whatsoever and are not part of the agreement of the parties hereto.

          Section 7.8 Entire Agreement; Hierarchy of Agreements

          (a) This Agreement together with the other Loan Documents represents the entire agreement of the parties and supersedes all prior agreements and understandings relating to the subject matter hereof.

          (b) In the event of conflict or discrepancy between this Agreement and the terms of any Foreign Pledge Agreement, the terms this Agreement shall prevail.

          Section 7.9 Governing Law

          This agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

          Section 7.10 Additional Grantors

          If, pursuant to Section 7.11 (Additional Collateral and Guaranties) of the Credit Agreement, the Borrower shall be required to cause any Subsidiary that is not a Grantor to become a Grantor hereunder, such Subsidiary shall execute and deliver to the Bank Administrative Agent a Joinder Agreement in the form of Annex 4 (Form of Joinder Agreement) and shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Grantor party hereto on the Closing Date.

          Section 7.11 Release of Bank Collateral

          (a) So long as no Event of Default has occurred and is continuing, the Bank Collateral shall be released as provided in Section 10.7(b)(i) (Concerning the Bank Collateral and the Bank Collateral Documents) of the Credit Agreement and Section 5 of the Sharing Agreement and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Bank Administrative Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Bank Collateral shall revert to the Grantors; provided, that if any amounts are then due and payable under the Astaris Agreement, the written consent of the majority in interest of the Astaris Lenders shall also be required to release all or substantially all of the Bank Collateral. At the request and sole expense of any Grantor following any such termination, the Bank Administrative Agent shall deliver to such Grantor any Bank Collateral of such Grantor held by the Bank Administrative Agent hereunder and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

          (b) So long as no Event of Default has occurred and is continuing, any portion of the Bank Collateral shall be released to the extent provided, and subject to the terms and conditions set forth, in Section 10.7(b)(ii) (Concerning the Bank Collateral and the Bank Collateral Documents) of the Credit Agreement and Section 5 of the Sharing Agreement. In connection therewith, the Bank Administrative Agent, at the request and sole expense of the

                                       27

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                                                   Pledge and Security Agreement
                                                                 FMC Corporation

Borrower, shall execute and deliver to the Borrower all releases or other documents reasonably necessary or desirable for the release of the Lien created hereby on such Bank Collateral. At the request and sole expense of the Borrower, a Grantor shall be released from its obligations hereunder in the event that all the capital stock of such Grantor shall be so sold or disposed; provided, however, that the Borrower shall have delivered to the Bank Administrative Agent, at least ten Business Days prior to the date of the proposed release, a written request for release identifying the relevant Grantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Borrower in form and substance satisfactory to the Bank Administrative Agent stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents. Upon the partial release of the Bank Collateral in accordance with this Section 7.11, the security interests created by this Agreement in the released Bank Collateral shall revert to the Grantors and their successors and assigns; provided, that if any amounts are then due and payable under the Astaris Agreement, the written consent of the majority in interest of the Astaris Lenders shall also be required to release all or substantially all of the Shared Collateral.

          Section 7.12 Reinstatement

          (a) Each Grantor further agrees that, if any payment made by any Loan Party or other Person and applied to the Secured Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of Bank Collateral are required to be returned by any Secured Party to such Loan Party, its estate, trustee, receiver or any other party, including any Grantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, any Lien or other Bank Collateral securing such liability shall be and remain in full force and effect, as fully as if such payment had never been made or, if prior thereto the Lien granted hereby or other Bank Collateral securing such liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), such Lien or other Bank Collateral shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect any Lien or other Bank Collateral securing the obligations of any Grantor in respect of the amount of such payment.

          Section 7.13 Matters Relating to Canadian Collateral

          With respect to the pledge by the Borrower of the Canadian Pledged Stock, the Borrower shall forthwith mark on its record books that the Canadian Pledged Stock has been pledged to the Bank Administrative Agent. All Canadian Pledged Stock shall, at the option of the Bank Administrative Agent, be registered in the name of the Bank Administrative Agent or its nominee following receipt of a written request for the same from the Bank Administrative Agent. For purposes hereof, the term "Canadian Pledged Stock" means, collectively, the capital stock of FMC of Canada Ltd. and the capital stock of Mid Atlantic Investments Ltd. pledged to the Bank Administrative Agent by the terms of this Agreement, as listed on Schedule 2 (Pledged Collateral).

          Section 7.14 Matters relating to the Swiss Collateral

          (a) Subject to the provisions of Section 4.4(c), no vote shall be cast, consent given or right exercised or other action taken by such Grantor that would without prior written consent by the Bank Administrative Agent, enable or permit to restrict the transferability (Vinkulierung) of any Swiss Shares by providing in the articles of incorporation of the issuer of

                                       28

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                                                   Pledge and Security Agreement
                                                                 FMC Corporation

the Swiss Shares that registered shares may be transferred only with the consent of the issuer. For purposes hereof the term "Swiss Shares" means the shares in FMC Agricultural Products International AG pledged to the Bank Administrative Agent by the terms of this Agreement, as listed on Schedule 2 (Pledged Collateral).

          (b) Each Grantor agrees, that to the extent any Bank Collateral shall be enforced and realized in Switzerland, such realization may be effected by private sale (Private Verwertung) without regard to the formalities provided in the Swiss Federal Code on Debt Collection and Bankruptcy; instead of selling the Bank Collateral to a third party, the Bank Administrative Agent or any Secured Party shall have the right to acquire any and all of the Bank Collateral on its own behalf (Selbsteintritt) for the fair market value. In case of enforcement proceedings in Switzerland pursuant to the Swiss Federal Code on Debt Collection and Bankruptcy (Bundesgesetz uber Schuldbetreibung und Konkurs), each Grantor agrees in advance that Art. 41 of the Swiss Federal Code on Debt Collection and Bankruptcy shall not apply and that a sale pursuant to Art 130 of the Swiss Federal Code on Debt Collection and Bankruptcy (Freihandverkauf) shall be admissible.

          IN WITNESS WHEREOF, each of the undersigned has caused this Pledge and Security Agreement to be duly executed and delivered as of the date first above written.

                                                Borrower:

                                                FMC Corporation,
                                                as Grantor


                                                By:
                                                    ----------------------------
                                                    Name:
                                                    Title:


                                                Subsidiary Guarantors:

                                                Intermountain Research And
                                                Development Corporation,
                                                as Grantor


                                                By:
                                                    ----------------------------
                                                    Name:
                                                    Title:


                                                FMC Asia-pacific, Inc.,
                                                as Grantor


                                                By:
                                                    ----------------------------
                                                    Name:
                                                    Title:


                                                FMC Overseas Ltd.
                                                as Grantor


                                                By:
                                                    ----------------------------
                                                    Name:
                                                    Title:


                                                FMC Funding Corporation
                                                as Grantor


                                                By:
                                                    ----------------------------
                                                    Name:
                                                    Title:

     [SIGNATURE PAGE TO PLEDGE AND SECURITY AGREEMENT FOR FMC CORPORATION'S
                                CREDIT AGREEMENT]

                                                FMC WFC I, Inc.
                                                as Grantor


                                                By:
                                                    ----------------------------
                                                    Name:
                                                    Title:


                                                FMC WFC II, Inc.,
                                                as Grantor


                                                By:
                                                    ----------------------------
                                                    Name:
                                                    Title:


                                                FMC Defense Corporation
                                                as Grantor


                                                By:
                                                    ----------------------------
                                                    Name:
                                                    Title:


                                                FMC Properties, LLC
                                                as Grantor


                                                By:
                                                    ----------------------------
                                                    Name:
                                                    Title:


                                                FMC Defense Nl, LLC,
                                                as Grantor


                                                By:
                                                    ----------------------------
                                                    Name:
                                                    Title:


                                                FMC WFC I NL, LLC,
                                                as Grantor


                                                By:
                                                    ----------------------------
                                                    Name:
                                                    Title:

     [SIGNATURE PAGE TO PLEDGE AND SECURITY AGREEMENT FOR FMC CORPORATION'S
                                CREDIT AGREEMENT]

                                                FMC Idaho LLC,
                                                as Grantor


                                                By:
                                                    ----------------------------
                                                    Name:
                                                    Title:

Accepted and Agreed
as of the date first above written:

Citicorp USA, Inc.,
as Bank Administrative Agent


By:
   -------------------------------
     Name:
     Title:

     [SIGNATURE PAGE TO PLEDGE AND SECURITY AGREEMENT FOR FMC CORPORATION'S
                                CREDIT AGREEMENT]

                                     Annex 1
                                       to
                          Pledge and Security Agreement

                    Form of Deposit Account Control AgreemenT

          This ACCOUNT CONTROL AGREEMENT ("Agreement") is made and entered into
as of this           day of October, 2002, by and among
           ---------
[_________________________________] ("Depository Bank"), FMC Corporation, a
Delaware corporation ("Company"), and Citicorp USA, Inc. ("Citicorp"), as Bank Administrative Agent as defined in the Pledge and Security Agreement dated as of October 21, 2002 (the "Pledge Agreement"), among Citicorp, in such capacity ("Secured Party"), the Company and certain of its subsidiaries.

                              .Statement of Facts

          The Depository Bank acknowledges that as of this date it maintains in the name of the Company certain deposit accounts. One or more of these deposit accounts may be served by lockboxes operated by the Depository Bank. Such deposit accounts and the lockboxes, if applicable, are governed by the terms and conditions of the Company's signature card and Deposit Agreement and Disclosures for Non-Personal Accounts or other comparable deposit account agreement published by the Depository Bank from time to time and may also be governed by a Wholesale Lockbox Service Agreement between the Depository Bank and the Company (collectively, the "Deposit Agreement"). In consideration of certain financing provided to the Company by the Secured Party, the Company hereby informs the Depository Bank that it has granted to the Secured Party a security interest in, among other things, the following (collectively, the "Account Collateral"): the accounts listed on Exhibit "A" hereto (each an "Account" and collectively, the "Accounts"), the checks, drafts, instruments and other items at any time received in any lockbox listed on Exhibit "A" hereto (individually or collectively as the context shall required referred to as the "Lockbox") or received directly by the Depository Bank for deposit in any Account (subject to the specific Lockbox instructions for processing the contents of mail received in the Lockbox), and electronic funds transfers, cash or other funds deposited in, credited to, or held for deposit in or credit to, any Account. The checks, drafts, instruments, cash, and any other items at any time received in the Lockbox and the checks, drafts, instruments and any other items as well as any automated clearing house ("ACH") entry, credit from a merchant card transaction and other electronic funds transfers directed for deposit to or credited to any Account shall be referred to collectively as "Items Collateral".

          The parties desire to enter into this Agreement in order to set forth their relative rights and duties with respect to the Account Collateral. To the extent that any conflict may exist between the provisions of any other agreement between the Company and the Depository Bank and this Agreement, then this Agreement shall control.

          NOW, THEREFORE, in consideration of the mutual covenants herein, as well as other good and valuable consideration, the parties agree as follows:

                              .Statement of Terms

                                      A1-1

                                                   Pledge and Security Agreement
                                                                 FMC Corporation

          1. The parties agree that the foregoing Statement of Facts is true and correct, and is incorporated herein by reference.

          2. Company hereby authorizes and directs the Depository Bank to comply, and the Depository Bank agrees to comply, with instructions originated by the Secured Party in accordance with this Agreement directing the disposition of funds from time to time in any Account or as to any other matters relating to any Account or any of the other Account Collateral without further consent by the Company, but subject to the terms of this Agreement.

          (a) The Company and the Secured Party hereby authorize and direct the Depository Bank to continue to act upon the instructions of the officers, agents or other representatives of the Company concerning the Lockbox, if applicable, and the Accounts, including, but not limited to, the right to direct the disposition of funds in the Accounts, withdraw any amounts from the Accounts, or to draw upon or otherwise exercise any authority or powers with respect to the Lockbox, the Accounts and all Account Collateral related thereto until the effectiveness of any unilateral written notification from the Secured Party to the Depository Bank substantially in the form of Exhibit "B" hereto (the "Notice"). After the effectiveness of such Notice, the Company and the Secured Party hereby authorize and direct the Depository Bank and the Depository Bank agrees that all Items Collateral received in a Lockbox, subject to the specific Lockbox instructions for processing the contents of mail received in the Lockbox, shall be deposited to the Account listed opposite such Lockbox on Exhibit "A", and all other Items Collateral received directly by the Depository Bank for credit to an Account shall be credited to such Account. Furthermore, after the effectiveness of any Notice from the Secured Party, all available funds in an Account shall only be withdrawn or transferred based on instructions originated by the Secured Party in accordance with this Agreement. Such instructions shall be honored by the Depository Bank without further consent of the Company. All defenses of the Depository Bank under the Depository Agreement and Articles 3, 4, and 4A of the Uniform Commercial Code, as adopted in the applicable state, as to payment and collection of items shall also be applicable to and enforceable against the Secured Party. The Company and the Secured Party hereby authorize and direct the Depository Bank to supply the Company's or the Secured Party's endorsement, as appropriate, to any Items Collateral which the Depository Bank receives and deposits for collection to any Account.

          (b) At the Secured Party's request, the Depository Bank will furnish in accordance with its standard practices copies of all correspondence, notices, and account statements (but not canceled checks) or other information which the Depository Bank is otherwise obligated to send to the Company (by law, agreement or otherwise) to the Secured Party by regular U.S. mail at the address specified below. The Depository Bank also agrees to provide copies of account statements and operating account balance information and other account information to the Company, including account balances by telephone and by computer to the extent practicable and as requested by Company. The Depository Bank's liability for failure to comply with this paragraph shall not exceed the cost of providing such information.

          3. The Depository Bank has not entered into and will not enter into any agreement with any person other than the Secured Party by which the Depository Bank is obligated for any reason to comply with instructions from such other person as to the disposition of funds in or from the Accounts other than those approved in writing by the Secured Party. The Depository Bank will not agree that any person other than the Company or the Secured Party is the Depository Bank's customer with respect to any Account.

     [Signature Page to Pledge and Security Agreement for Fmc Corporation's
                               Credit Agreement]

                                                   Pledge and Security Agreement
                                                                 FMC Corporation

          4. The Depository Bank will not exercise or claim any security interest, lien, right of set-off, deduction, recoupment or banker's lien or any other interest in or against any Account or any other Account Collateral and the Depository Bank hereby waives any such interest, right or lien which it may have against any Account or any of the other Account Collateral, except that the Depository Bank may offset and charge any Account for the face amount of each Returned Item (as that term is hereinafter defined), and may offset and charge such Accounts for all service charges, fees, expenses, adjustments or correction of posting or encoding errors and other items normally chargeable to any Account, whether incurred before or after the date of this Agreement. As used in this Agreement, "Returned Item" means (i) any Items Collateral deposited to any Account either before or after the date of this Agreement and returned unpaid, or otherwise uncollected, whether for insufficient funds or for any other reason, and without regard to the timeliness of such return or the occurrence or timeliness of any drawee's notice of non-payment; (ii) any Items Collateral subject to a claim against Depository Bank of breach of transfer or presentment warranty under the Uniform Commercial Code, as adopted in the applicable state;
(iii) any ACH entry credited to any Account and returned unpaid or subject to an adjustment entry under applicable clearing house rules, whether for insufficient funds or for any other reason, and without regard to the timeliness of such return or adjustment; (iv) any credit to any Account from a merchant card transaction, against which a contractual demand for chargeback has been made; and (v) any credit to any Account made in error.

          (a) If there are insufficient funds in the Accounts or Accounts designated to pay such amounts, or if the Depository Bank in good faith believes that any legal process or applicable law prohibits contact with the Company and/or such charges or offsets against such Account or Accounts, or the Account or Accounts are closed, then the Depository Bank may charge any of the other Accounts and/or the Depository Bank, if the Depository Bank has received a Notice, may demand that the Secured Party pay and the Secured Party agrees to pay the Depository Bank within five (5) business days of written notice of demand the following: (i) all service charges, fees, expenses, adjustments or correction of posting or encoding errors (including reasonable attorney fees actually incurred in connection with enforcement by the Depository Bank of the obligations of the Secured Party hereunder) and other items normally chargeable to the Accounts, (ii) the face amount of each Returned Item received after the receipt of a Notice, and (iii) any overdrafts in the Accounts.

          (b) The Company agrees to reimburse the Secured Party for any monies that the Secured Party forwards to the Depository Bank in settlement and satisfaction of any charges and amounts as detailed above and the Secured Party may, at its option, charge the loan account of the Company any such amounts. In the absence of gross negligence or willful misconduct on the part of the Depository Bank, the Company shall bear all risk of loss associated with any Account. This paragraph does not limit any liabilities or obligations of the Secured Party to the Depository Bank as specifically set forth in this Agreement. The Depository Bank reserves the right to charge any Account regardless of any agreement to be compensated by means of balances.

          5. (a) This Agreement may be terminated by the Company but only with the express prior written consent of the Secured Party, and in that case the Secured Party and the Company shall jointly notify the Depository Bank of such termination. This Agreement may be terminated by the Secured Party at any time upon its delivery of written notice of such termination to the Depository Bank. This Agreement may be terminated by the Company at any time after the Secured Party ceases to have a security interest in all of the Account Collateral,

     [Signature Page to Pledge and Security Agreement for Fmc Corporation's
                               Credit Agreement]

                                                   Pledge and Security Agreement
                                                                 FMC Corporation

provided, that, no such termination by the Company shall be effective unless the Depository Bank shall have received a written notice from the Secured Party confirming that such security interest no longer exists.

          (b) This Agreement may be terminated by the Depository Bank at any time on not less than thirty (30) days' prior written notice of such intention delivered by it to each of the Company and the Secured Party. The Secured Party acknowledges that the Depository Bank shall not be liable for the closure of any Lockbox or Accounts by the Company and the remittance of any funds therein directly to the Company prior to the receipt of any Notice. The Company shall notify the Secured Party of its closure of any Lockbox or Account.

          (c) The Depository Bank's reimbursement and indemnity rights against the Company under paragraph 4 above and paragraph 7 below shall survive the expiration or any termination of this Agreement. In addition, the Depository Bank's reimbursement and indemnity rights against the Secured Party under paragraph 4 above and paragraph 7 below shall survive any termination of this Agreement for a period of one hundred eighty (180) days after such termination.

          (d) Upon any termination of this Agreement, all funds remaining in the Accounts, shall be forwarded by the Depository Bank directly to the Company, unless written notification in accordance with paragraph 9 is received by the Depository Bank from the Secured Party prior to the expiration of the thirty
(30) day period set forth in paragraph 5(b) above directing that such funds should be sent to Secured Party or another depository institution approved by the Secured Party and the Company.

          6. The Depository Bank shall be entitled to rely conclusively upon any notice or instruction it receives from the Secured Party and the Depository Bank shall have no obligation to investigate or verify the authenticity or correctness of any such notice or instruction. The Depository Bank shall have no liability to the Company for the Depository Bank's honoring of any instructions or directions regarding any Account or other Account Collateral which the Depository Bank receives from the Secured Party, and the Depository Bank shall be fully discharged from liability with respect to any funds on deposit in any Account to the extent it honors such instructions and transfers same to or at the direction of the Secured Party. The Depository Bank will use due care in performing its duties and responsibilities and shall only be responsible for any loss which the Company or the Secured Party sustains to the extent that such loss is proximately caused by the Depository Bank's willful misconduct or gross negligence. The Depository Bank shall have no liability to any party for failure of, or delay in its performance under this Agreement as a result of any act of God, fire, other catastrophe, electrical or computer failure, any events beyond the control of the Depository Bank or fraud committed by third parties. In no event shall the Depository Bank be construed as a fiduciary for any party. Except as specifically required under the Depository Agreement, the Depository Bank has no duty whatsoever to monitor the items deposited into the Accounts, nor except as set forth in the Depository Agreement does the Depository Bank have any responsibility for notifying the Secured Party or the Company if any items are returned for any reason.

          7. The Company hereby agrees to indemnify the Depository Bank and hold it harmless against any loss, damage or expense, including but not limited to unpaid charges, fees, and Returned Items for which the Secured Party and/or the Company originally received the benefit (including reasonable attorney's fees, court costs and other litigation expenses), which it may suffer as a direct result of the Depository Bank's entering into this Agreement, honoring any

     [Signature Page to Pledge and Security Agreement for Fmc Corporation's
                               Credit Agreement]

                                                   Pledge and Security Agreement
                                                                 FMC Corporation

instructions or directions it receives from the Secured Party with respect to the Lockbox, any Account and the Account Collateral during the term of this Agreement or, to the extent required by this Agreement, not honoring any instructions it receives from the Company with respect to the Lockbox, any Account and the Account Collateral during the term of this Agreement, except in the event of the Depository Bank's gross negligence or willful misconduct. Without limiting in any way the Secured Party's obligation to pay or reimburse Depository Bank as specified herein, the Secured Party hereby agrees to indemnify the Depository Bank and hold it harmless against any loss, damage or expense (including reasonable attorney's fees, court costs and other litigation expenses) which it may suffer as a direct result of the Depository Bank's honoring any instructions or directions it receives from the Secured Party with respect to the Lockbox, any Account and the Account Collateral during the term of this Agreement or, to the extent required by this Agreement, not honoring any instructions it receives from the Company with respect to the Lockbox, any Account and the Account Collateral during the term of this Agreement, except in the event of the Depository Bank's gross negligence or willful misconduct. In no event shall any party be liable to any other party for lost profits or special, indirect, exemplary, consequential or punitive damages, even if it shall have been advised of the possibility of such damages.

          8. In the event that any third party should assert an adverse claim against any of the Accounts or any sums on deposit therein, whether such a claim arises by tax lien, execution, attachment, garnishment, levy, the claim of a trustee in bankruptcy or debtor-in-possession, or a competing lien creditor or otherwise, the Depository Bank in addition to any other remedies the Depository Bank may possess under this Agreement or at law or in equity, may suspend disbursements from such Account without any liability until such time as the Depository Bank shall receive an appropriate court order or other assurances satisfactory to the Depository Bank establishing that the funds may continue to be disbursed according to instructions then applicable to such Account, and/or are authorized to immediately interplead all such funds in such Account into the registry of the appropriate courts located in the State where such Account is maintained, and all of the Depository Bank's costs, expenses and attorney's fees shall be paid by the Company, or if a Notice has been received by the Depository Bank, by the Secured Party. In addition, in the event a bankruptcy or insolvency proceeding shall be instituted by or against the Company, the Depository Bank shall be entitled to refuse to permit any deposits, withdrawals and/or transfers from the Accounts without any liability until satisfactory documentation is provided to the Depository Bank that continued deposits, withdrawals and/or transfers from the Accounts will be authorized and not in violation of any laws, regulations, or orders of any court.

          9. All notices or other communications required or provided under this Agreement shall be in writing and shall be sent to each party at its respective address and be issued by or directed to the designated officer (the "Designated Officer") set forth beneath its signature below (or at such other address and to or by such other Designated Officer as such party may designate in writing to the other parties). Such notices or communications that are instructions of the Company or the Agent, as the case may be, to the Depository Bank shall be deemed to have been effected by the Depository Bank within two (2) banking days (exclusive of the date actually received) after receipt by the Designated Officer of the Depository Bank.

          10. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     [Signature Page to Pledge and Security Agreement for Fmc Corporation's
                               Credit Agreement]

                                                   Pledge and Security Agreement
                                                                 FMC Corporation

          11. This Agreement shall be governed by the laws of the State where the Accounts are maintained (without giving effect to its conflicts of law rules), which shall also be the jurisdiction of the Depository Bank for purposes of the applicable Uniform Commercial Code.

          12. This Agreement may be executed in any number of several counterparts.

          13. This Agreement shall only be modified or amended by written agreement of the parties evidencing such modification or amendment.

          14. EXCEPT AS MAY BE PROHIBITED BY APPLICABLE LAW, EACH OF THE SECURED PARTY, THE DEPOSITORY BANK AND THE COMPANY IRREVOCABLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING (INCLUDING ANY COUNTERCLAIM) OF ANY TYPE IN WHICH THE SECURED PARTY, THE DEPOSITORY BANK OR THE COMPANY ARE PARTIES AS TO ALL MATTERS ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT.

                (Remainder of the page intentionally left blank)

     [Signature Page to Pledge and Security Agreement for Fmc Corporation's
                               Credit Agreement]

                                                   Pledge and Security Agreement
                                                                 FMC Corporation

          IN WITNESS WHEREOF, each of the parties has executed and delivered this Agreement as of the day and year first above set forth.

                                DEPOSITORY BANK:

                                [______________________________________________]


                                By:
                                    --------------------------------------------
                                Name:
                                      ------------------------------------------
                                Title:
                                      ------------------------------------------
                                Address:
                                        ----------------------------------------

                                        ----------------------------------------
                                        Attn:
                                              ----------------------------------
                                                Designated Officer


                                COMPANY:

                                FMC Corporation


                                By:
                                    --------------------------------------------
                                    Name:     Thomas C. Deas, Jr.
                                    Title:    Vice President and Treasurer
                                    Address:  FMC Corporation
                                              1735 Market Street
                                              Philadelphia, PA 19103
                                        Attn: Treasurer


                                SECURED PARTY:

                                Citicorp U.S.A., Inc., as Bank Administrative
                                  Agent under the Pledge Agreement referred to herein


                                By:
                                    --------------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                          --------------------------------------
                                    Address: 388 Greenwich Street, 19th Floor
                                               New York, New York 10013
                                        Attn: Wajeeh Faheem

     [Signature Page to Pledge and Security Agreement for Fmc Corporation's
                               Credit Agreement]

                                                   Pledge and Security Agreement
                                                                 FMC Corporation

                                   EXHIBIT "A"
                               ACCOUNTS OF COMPANY

     [Signature Page to Pledge and Security Agreement for Fmc Corporation's
                               Credit Agreement]

                                                   Pledge and Security Agreement
                                                                 FMC Corporation

                                   EXHIBIT "B"

                      FORM OF NOTICE OF EXERCISE OF RIGHTS
                      PURSUANT TO ACCOUNT CONTROL AGREEMENT

[DEPOSITORY BANK]                                                       [DATE]

------------------------------

------------------------------

------------------------------

                               RE: FMC Corporation

Ladies and Gentlemen:

          We hereby notify you that, pursuant to the Account Control Agreement among FMC Corporation ("Company"), you and us, dated as of October 21, 2002 (the "Agreement"), a copy of which is attached hereto, we are exercising our rights
(i) subject to your rights set forth in paragraph 4 of the Agreement, to have all available funds now or hereafter existing in the account number(s)
                         (the "Account(s)") maintained by you, remitted to us
------------------------
each business day to:                                              or pursuant
                      --------------------------------------------
to our instructions in accordance with the terms of the Agreement, and (ii) none of the officers, agents or other representatives of the Company or any of its affiliates shall at any time thereafter have any authority to direct the disposition of funds in the Accounts, or to draw upon or otherwise exercise any authority or powers with respect to the Lockbox (as that terms is defined in the Agreement), the Accounts and all Account Collateral related thereto (as that term is defined in the Agreement) except as specified in the Agreement.

          We appreciate your cooperation in this matter.

                                Very truly yours,

                                Citicorp USA, Inc., as Bank Administrative Agent
                                   under the Pledge Agreement referred to in the Agreement


                                By:
                                    --------------------------------
                                Name:
                                      ------------------------------
                                Title:
                                       -----------------------------

Enclosure
cc: FMC Corporation

     [Signature Page to Pledge and Security Agreement for Fmc Corporation's
                               Credit Agreement]

                                     Annex 2
                                       to
                          Pledge and Security Agreement

                        Form of Control Account Agreement

[Name and Address
of Approved Securities
Intermediary]

                                                                          , 20
                                                          ------------- --    --

Ladies and Gentlemen:

          The undersigned                     (the "Pledgor") together with
                          -------------------
certain of its affiliates are party to a Pledge and Security Agreement dated October 21, 2002 in favor of Citicorp USA, Inc., as agent for the Secured Parties referred to therein (the "Pledgee" and such agreement the "Pledge and Security Agreement") pursuant to which a security interest is granted by the Pledgor in all present and future Assets (hereinafter defined) in Account No.
        of the Pledgor (the "Pledge").
-------

          In connection therewith, the Pledgor hereby instructs you (the "Approved Securities Intermediary") to do all of the following:

1.   maintain the Account, as "         - Citicorp USA Control Account";
                               ----------

2. hold in the Account the assets, including, without limitation, all financial assets, securities, security entitlements and all other property and rights now or hereafter received in such Account (collectively the "Assets"), including, without limitation, those assets listed on Schedule A (List of Assets) attached hereto and made a part hereof;

3. provide to the Pledgee, with a duplicate copy to the Pledgor, a monthly statement of Assets and a confirmation statement of each transaction effected in the Account after such transaction is effected; and

4. honor only the instructions or Entitlement Orders in regard to or in connection with the Account given by an Authorized Officer of the Pledgee, except that until such time as the Pledgee gives a written notice to the Approved Securities Intermediary that the Pledgor's rights under this sentence have been terminated (on which notice the Approved Securities Intermediary may rely exclusively), the Pledgor acting through an Authorized Officer may (a) exercise any voting right that it may have with respect to any Asset, (b) give instructions to enter into purchase or sale transactions in the Account and (c) withdraw and receive for its own use all regularly scheduled interest [and dividends] paid with respect to the Assets [and all cash proceeds of any sale of Assets] ("Permitted Withdrawals"); provided, however, that, unless the Pledgee has consented to the specific transaction, the Pledgor shall not instruct the Approved Securities Intermediary to deliver and, except as may be required by law or by court order, the Approved Securities Intermediary shall not deliver, cash, securities, or proceeds from the sale of, or

                                      A2-1
     distributions on, such securities out of the Account to the Pledgor or to any other person orentity other than Permitted Withdrawals.

          By its signature below, the Approved Securities Intermediary agrees to comply with the Entitlement Orders and instructions of an Authorized Officer of the Pledgee (including, without limitation, any instruction with respect to sales, trades, transfers and withdrawals of cash or other of the Assets) without the consent of the Pledgor or any other person (it being understood and agreed by the Pledgor that the Approved Securities Intermediary shall have no duty or obligation whatsoever of any kind or character to have knowledge of the terms of the Pledge and Security Agreement or to determine whether or not an event of default exists thereunder). The Pledgor hereby agrees to indemnify and hold harmless the Approved Securities Intermediary, its affiliates, officers and employees from and against all claims, causes of action, liabilities, lawsuits, demands and damages, including, without limitation, all court costs and reasonable attorney's fees, that may result by reason of the Approved Securities Intermediary complying with such instructions of the Pledgee.

          The Authorized Officer of the Pledgee who shall give oral instructions hereunder shall confirm the same in writing to the Approved Securities Intermediary within five days after such oral instructions are given.

          For the purpose of this Agreement, the term "Authorized Officer of the
Pledgor" shall refer in the singular to                     or
                                        -------------------
                    (each of whom is, on the date hereof, an officer or director
-------------------
of the Pledgor) and "Authorized Officer of the Pledgee" shall refer in the singular to any person who is a vice president or managing director of the Pledgee. In the event that the Pledgor shall find it advisable to designate a replacement for any of its Authorized Officers, written notice of any such replacement shall be given to the Approved Securities Intermediary and the Pledgee.

          Except with respect to the obligations and duties as set forth herein, this Agreement shall not impose or create any obligation or duty upon the Approved Securities Intermediary greater than or in addition to the customary and usual obligations and duties of the Approved Securities Intermediary to the Pledgor.

          As long as the Assets are pledged to the Pledgee, (i) the Approved Securities Intermediary shall not invade the Assets to cover margin debits or calls in any other account of the Pledgor and (ii) the Approved Securities Intermediary agrees that, except for liens resulting from customary commissions, fees, or charges based upon transactions in the Account, it subordinates in favor of the Pledgee any security interest, lien or right of setoff the Approved Securities Intermediary may have. The Approved Securities Intermediary acknowledges that it has not received notice of any other security interest in the Account or the Assets. In the event any such notice is received, the Approved Securities Intermediary shall promptly notify the Pledgee. The Pledgor herein represents that the Assets are free and clear of any lien or encumbrance and agrees that, with the exception of the security interest granted to the Pledgee, no lien or encumbrance shall be placed by it on the Assets without the express written consent of both the Pledgee and the Approved Securities Intermediary.

          This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and it and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, and the law of the Approved Securities Intermediary's jurisdiction for the purposes of Section 8-110 of the

                                      A2-2

Uniform Commercial Code in effect in the State of New York (the "UCC") shall be, the law of the State of New York.

          The Approved Securities Intermediary shall treat all property at any time held by the Approved Securities Intermediary in the Account as financial assets within the meaning of the UCC. The Approved Securities Intermediary acknowledges that this Agreement constitutes written notification to the Approved Securities Intermediary, pursuant to the UCC and any applicable federal regulation for the Federal Reserve Book Entry System, of the Pledgee's security interest in the Assets. The Pledgor, Pledgee and Approved Securities Intermediary are entering into this Agreement to provide for the Pledgee's control of the Assets and to confirm the first priority of the Pledgee's security interest in the Assets. [The Approved Securities Intermediary agrees to promptly make and thereafter maintain all necessary entries or notations in its books and records to reflect the Pledgee's security interest in the Assets.]

          If any term or provision of this Agreement is determined to be invalid or unenforceable, the remainder of this Agreement shall be construed in all respects as if the invalid or unenforceable term or provision were omitted. This Agreement may not be altered or amended in any manner without the express written consent of the Pledgor, the Pledgee and the Approved Securities Intermediary. This Agreement may be executed in any number of counterparts, all of which shall constitute one original agreement.

          This Agreement may be terminated by the Approved Securities Intermediary upon 30 day's prior written notice to the Pledgor and the Pledgee. Upon expiration of such 30-day period, the Approved Securities Intermediary shall be under no further obligation except to hold the Assets in accordance with the terms of this Agreement, pending receipt of written instructions from the Pledgor and the Pledgee, jointly, regarding the further disposition of the pledged Assets.

          The Pledgor acknowledges that this Agreement supplements any existing agreement of the Pledgor with the Approved Securities Intermediary and, except as expressly provided herein, is in no way intended to abridge any right that the Approved Securities Intermediary might otherwise have.

                                      A2-3

          In Witness Whereof, the Pledgor and the Pledgee have caused this Agreement to be executed by their duly authorized officers all as of the date first above written.

                                             [Name of Pledgor]


                                             By:
                                                 ------------------------------
                                                   Name:
                                                   Title:


                                             Citicorp Usa, Inc.,
                                             as Administrative Agent


                                             By:
                                                 ------------------------------
                                                   Name:
                                                   Title:

Accepted and Agreed
as of the date first above written:

[Approved Financial Intermediary]


By:
    ---------------------------------
    Name:
    Title:

                  [Signature Page to Control Account Agreement]

                                   Schedule A

                                       To

                                Control Agreement

        List of Assets for Pledged Collateral Account Number:
                                                             ------------

                                      A2-5

                                     Annex 3
                                       To
                          Pledge and Security Agreement

                            Form of Pledge Amendment

          This Pledge Amendment, dated as of              , 20  , is delivered
                                             ---------- --    --
pursuant to Section 4.4(a) (Pledged Collateral) of the Pledge and Security Agreement, dated as of October 21, 2002, by FMC CORPORATION (the "Borrower"), the undersigned Grantor and the other Subsidiaries of the Borrower from time to time party thereto as Grantors in favor of Citicorp USA, Inc., as agent for the Secured Parties referred to therein (the "Pledge and Security Agreement") and the undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge and Security Agreement and that the Pledged Collateral listed on this Pledge Amendment shall be and become part of the Bank Collateral referred to in the Pledge and Security Agreement and shall secure all Secured Obligations of the undersigned. Capitalized terms used herein but not defined herein are used herein with the meaning given them in the Pledge and Security Agreement.

                                    [Grantor]


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                  Pledged Stock

                                                  Number of
                                                   Shares,
                                                   Units or
Issuer   Class   Certificate No(s).   Par Value   Interests
------   -----   ------------------   ---------   ---------


                                  Pledged Debt

                                                                     Principal
Issuer   Description of Debt   Certificate No(s).   Final Maturity     Amount
------   -------------------   ------------------   --------------   ---------


                                      A3-1

Acknowledged and Agreed
as of the date first above written:

Citicorp Usa, Inc.,
as Administrative Agent


By:
   ---------------------------------
   Name:
   Title:

                                      A3-2

                                     Annex 4
                                       to
                          Pledge and Security Agreement

                            Form of Joinder Agreement

          This Joinder Agreement, dated as of             , 20  , is delivered
                                              --------- --    --
pursuant to Section 7.10 (Additional Grantors) of the Pledge and Security Agreement, dated as of October 21, 2002, by FMC CORPORATION (the "Borrower") and the Subsidiaries of the Borrower listed on the signature pages thereof in favor of Citicorp USA, Inc., as agent for the Secured Parties referred to therein (the "Pledge and Security Agreement"). Capitalized terms used herein but not defined herein are used with the meanings given them in the Pledge and Security Agreement.

          By executing and delivering this Joinder Agreement, the undersigned, as provided in Section 7.10 (Additional Grantors) of the Pledge and Security Agreement, hereby becomes a party to the Pledge and Security Agreement as a Grantor thereunder with the same force and effect as if originally named as a Grantor therein and, without limiting the generality of the foregoing, hereby grants to the Bank Administrative Agent, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of the undersigned, hereby collaterally assigns, conveys, mortgages, pledges, hypothecates and transfers to the Bank Administrative Agent and grants to the Bank Administrative Agent a Lien on and security interest in, all of its right, title and interest in, to and under the Bank Collateral and expressly assumes all obligations and liabilities of a Grantor thereunder.

          The information set forth in Annex 1-A is hereby added to the information set forth in Schedules 1 through 6 to the Pledge and Security Agreement.

          The undersigned hereby represents and warrants that each of the representations and warranties contained in Article III (Representations and Warranties) of the Pledge and Security Agreement applicable to it is true and correct on and as the date hereof as if made on and as of such date.

          IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

                                      [Additional Grantor]


                                      By:
                                         ------------------------------
                                         Name:
                                         Title:

                                      A4-1

Acknowledged and Agreed
as of the date first above written:

Citicorp Usa, Inc.,
as Administrative Agent


By:
   -----------------------------------
   Name:
   Title:

                                      A5-2

                                     Annex 5
                                       to
                          Pledge and Security Agreement

                 Form of Short Form Copyright Security Agreement

          Copyright Security Agreement, dated as of             , 20  , by FMC
                                                    --------- --    --
Corporation (the "Borrower") and each of the other entities listed on the signature pages hereof or that becomes a party hereto pursuant to Section 7.10 (Additional Grantors) of the Security Agreement referred to below (each a "Grantor" and, collectively, the "Grantors"), in favor of Citicorp USA, Inc. ("CUSA"), as agent for the Secured Parties (as defined in the Credit Agreement referred to below) (in such capacity, the "Administrative Agent").

                              W i t n e s s e t h:

          Whereas, pursuant to the Credit Agreement, dated as of October 21, 2002 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lenders and Issuers party thereto and CUSA, as agent for the Lenders and Issuers, the Lenders and the Issuers have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

          Whereas, the Grantors other than the Borrower are party to the U.S. Subsidiary Guaranty pursuant to which they have guaranteed the Secured Obligations; and

          Whereas, all the Grantors are party to a Pledge and Security Agreement of even date herewith in favor of the Bank Administrative Agent (the "Security Agreement") pursuant to which the Grantors are required to execute and deliver this Copyright Security Agreement;

          Now, Therefore, in consideration of the premises and to induce the Lenders, the Issuers and the Bank Administrative Agent to enter into the Credit Agreement and to induce the Lenders and the Issuers to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Bank Administrative Agent as follows:

          Section 2. Defined Terms

          Unless otherwise defined herein, terms defined in the Credit Agreement or in the Security Agreement and used herein have the meaning given to them in the Credit Agreement or the Security Agreement.

          Section 3. Grant of Security Interest in Copyright Collateral

          Each Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of such Grantor, hereby mortgages, pledges and hypothecates to the Bank Administrative Agent for the benefit of the Secured Parties, and grants to the Bank Administrative Agent for the benefit of the Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under the following Collateral of such Grantor (the "Copyright Collateral"):

                                      A5-1

          (a) all of its Copyrights and Copyright Licenses to which it is a party, including, without limitation, those referred to on Schedule I hereto;

          (b) all reissues, continuations or extensions of the foregoing; and

          (c) all Proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present, future infringement or dilution of any Copyright or Copyright licensed under any Copyright License.

          Section 4. Security Agreement

          The security interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interest granted to the Bank Administrative Agent pursuant to the Security Agreement and each Grantor hereby acknowledges and affirms that the rights and remedies of the Bank Administrative Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

                            [Signature Pages Follow]

                                      A5-2

          In Witness Whereof, each Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.

                                      Very truly yours,

                                      FMC Corporation,
                                      as Borrower and Grantor


                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      [Grantor],
                                      as Grantor


                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

Accepted and Agreed
as of the date first above written:

Citicorp Usa, Inc.,
as Administrative Agent


By:
   --------------------------------
   Name:
   Title:

                [Signature Page to Copyright Security Agreement]

                            Acknowledgment of Grantor

State of ________________)
                         )    ss.
County of _______________)

          On this     day of            , 20   before me personally appeared
                  ---        -------- --    --
                      , proved to me on the basis of satisfactory evidence to be
----------------------
the person who executed the foregoing instrument on behalf of                 ,
                                                              ----------------
who being by me duly sworn did depose and say that he is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.

                          ----------------------------
                                  Notary Public

          [Acknowledgement of Grantor for Copyright Security Agreement]

                                   Schedule I

                                       to

                          Copyright Security Agreement

                             Copyright Registrations

A.   REGISTERED COPYRIGHTS

     [Include Copyright Registration Number and Date]

B.   COPYRIGHT APPLICATIONS

C.   COPYRIGHT LICENSES

     [Include complete legal description of agreement (name of agreement, parties and date)]

                                      A5-5

                                     Annex 6
                                       to
                          Pledge and Security Agreement

                  Form of Short Form Patent Security Agreement

          Patent Security Agreement, dated as of             , 20  , by FMC
                                                 --------- --    --
Corporation (the "Borrower") and each of the other entities listed on the signature pages hereof or which becomes a party hereto pursuant to Section 7.10 (Additional Grantors) of the Security Agreement referred to below (each a "Grantor" and, collectively, the "Grantors"), in favor of Citicorp USA, Inc. ("CUSA"), as agent for the Secured Parties (as defined in the Credit Agreement referred to below) (in such capacity, the "Administrative Agent").

                              W i t n e s s e t h:

          Whereas, pursuant to the Credit Agreement, dated as of October 21, 2002 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lenders and Issuers party thereto and CUSA, as agent for the Lenders and Issuers, the Lenders and the Issuers have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

          Whereas, the Grantors other than the Borrower are party to the U.S. Subsidiary Guaranty pursuant to which they have guaranteed the Secured Obligations; and

          Whereas, all the Grantors are party to a Pledge and Security Agreement of even date herewith in favor of the Bank Administrative Agent (the "Security Agreement") pursuant to which the Grantors are required to execute and deliver this Patent Security Agreement;

          Now, Therefore, in consideration of the premises and to induce the Lenders, the Issuers and the Bank Administrative Agent to enter into the Credit Agreement and to induce the Lenders and the Issuers to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Bank Administrative Agent as follows:

          Section 5. Defined Terms

          Unless otherwise defined herein, terms defined in the Credit Agreement or in the Security Agreement and used herein have the meaning given to them in the Credit Agreement or the Security Agreement.

          Section 6. Grant of Security Interest in Patent Collateral

          Each Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of such Grantor, hereby mortgages, pledges and hypothecates to the Bank Administrative Agent for the benefit of the Secured Parties, and grants to the Bank Administrative Agent for the benefit of the Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under the following Collateral of such Grantor (the "Patent Collateral"):

                                      A6-1

          (a) all of its Patents and Patent Licenses to which it is a party, including, without limitation, those referred to on Schedule I hereto;

          (b) all reissues, continuations or extensions of the foregoing; and

          (c) all Proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present or future infringement or dilution of any Patent or any Patent licensed under any Patent License.

          Section 7. Security Agreement

          The security interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interest granted to the Bank Administrative Agent pursuant to the Security Agreement and each Grantor hereby acknowledges and affirms that the rights and remedies of the Bank Administrative Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

                            [Signature Pages Follow]

                                      A6-2

          In Witness Whereof, each Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.

                                      Very truly yours,

                                      FMC Corporation,
                                      as Borrower and Grantor


                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      [Grantor],
                                      as Grantor


                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

Accepted and Agreed
as of the date first above written:

Citicorp Usa, Inc.,
as Administrative Agent


By:
   --------------------------------
   Name:
   Title:

                 [Signature Page to Patent Security Agreement]

                           Acknowledgement of Grantor

State of ________________)
                         )    ss.
County of _______________)

          On this     day of         , 20   before me personally appeared
                  ---        --------    --
                      , proved to me on the basis of satisfactory evidence to be
----------------------
the person who executed the foregoing instrument on behalf of                 ,
                                                              ----------------
who being by me duly sworn did depose and say that he is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.

                          ----------------------------
                                  Notary Public

           [Acknowledgement of Grantor for Patent Security Agreement]

                                   Schedule I

                                       to

                            Patent Security Agreement

                              Patent Registrations

A.   REGISTERED PATENTS

     [Include Patent Registration Number and Date]

B.   PATENT APPLICATIONS

C.   PATENT LICENSES

     [Include complete legal description of agreement (name of agreement, parties and date)]

                                      A6-5

                                     Annex 7
                                       to
                          Pledge and Security Agreement

                 Form of Short Form Trademark Security Agreement

          Trademark Security Agreement, dated as of             , 20  , by FMC
                                                    --------- --    --
CORPORATION (the "Borrower") and each of the other entities listed on the signature pages hereof or which becomes a party hereto pursuant to Section 7.10 (Additional Grantors) of the Security Agreement referred to below (each a "Grantor" and, collectively, the "Grantors"), in favor of Citicorp USA, Inc. ("CUSA"), as agent for the Secured Parties (as defined in the Credit Agreement referred to below) (in such capacity, the "Administrative Agent").

                              W i t n e s s e t h:

          Whereas, pursuant to the Credit Agreement, dated as of October 21, 2002 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lenders and Issuers party thereto and CUSA, as agent for the Lenders and Issuers, the Lenders and the Issuers have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

          Whereas, the Grantors other than the Borrower are party to the U.S. Subsidiary Guaranty pursuant to which they have guaranteed the Secured Obligations; and

          Whereas, all the Grantors are party to a Pledge and Security Agreement of even date herewith in favor of the Bank Administrative Agent (the "Security Agreement") pursuant to which the Grantors are required to execute and deliver this Trademark Security Agreement;

          Now, Therefore, in consideration of the premises and to induce the Lenders, the Issuers and the Bank Administrative Agent to enter into the Credit Agreement and to induce the Lenders and the Issuers to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Bank Administrative Agent as follows:

          Section 8. Defined Terms

          Unless otherwise defined herein, terms defined in the Credit Agreement or in the Security Agreement and used herein have the meaning given to them in the Credit Agreement or the Security Agreement.

          Section 9. Grant of Security Interest in Trademark Collateral

          Each Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of such Grantor, hereby mortgages, pledges and hypothecates to the Bank Administrative Agent for the benefit of the Secured Parties, and grants to the Bank Administrative Agent for the benefit of the Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under the following Collateral of such Grantor (the "Trademark Collateral"):

                                      A7-1

          (a) all of its Trademarks and Trademark Licenses to which it is a party, including, without limitation, those referred to on Schedule I hereto;

          (b) all reissues, continuations or extensions of the foregoing;

          (c) all goodwill of the business connected with the use of, and symbolized by, each Trademark and each Trademark License; and

          (d) all Proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present, future (i) infringement or dilution of any Trademark or Trademark licensed under any Trademark License or (ii) injury to the goodwill associated with any Trademark or any Trademark licensed under any Trademark License.

     ARTICLE VIII. Security Agreement

          The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Bank Administrative Agent pursuant to the Security Agreement and each Grantor hereby acknowledges and affirms that the rights and remedies of the Bank Administrative Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

                            [Signature Pages Follow]

                                      A7-2

          IN WITNESS WHEREOF, each Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.

                                      Very truly yours,

                                      FMC Corporation,
                                      as Borrower and Grantor


                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      [Grantor],
                                      as Grantor


                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

Accepted and Agreed
as of the date first above written:

Citicorp Usa, Inc.,
as Administrative Agent


By:
   --------------------------------
   Name:
   Title:

                [Signature Page to Trademark Security Agreement]

                           Acknowledgement of Grantor

State of ________________)
                         )    ss.
County of _______________)

          On this     day of         , 20   before me personally appeared
                  ---        --------    --
                      , proved to me on the basis of satisfactory evidence to be
----------------------
the person who executed the foregoing instrument on behalf of                 ,
                                                              ----------------
who being by me duly sworn did depose and say that he is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.

                          ----------------------------
                                  Notary Public

          [Acknowledgement of Grantor for Trademark Security Agreement]

                                   Schedule I

                                       to

                          Trademark Security Agreement

                             Trademark Registrations

A.   REGISTERED TRADEMARKS

     [Include trademark registration number and date of registration]

B.   TRADEMARK APPLICATIONS

C.   TRADEMARK LICENSES

     [Include complete legal description of agreement (name of agreement, parties and date)]

                                      A7-5